As filed with the U.S. Securities and Exchange Commission on January 11, 2023

1933 Act File No. 333-[ ]

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

Pre-Effective Amendment No. ___ Post-Effective Amendment No. ___

The Weitz Funds

(Exact Name of Registrant as Specified in Charter)

Suite 200

1125 South 103rd Street

Omaha, NE 68124-1071

(Address of Principal Executive Offices)

402-391-1980

(Registrant’s Telephone Number)

Wallace R. Weitz

Suite 200

1125 South 103rd Street

Omaha, NE 68124-1071

(Name and Address of Agent for Service)

Copies of all communications to:

Patrick W.D. Turley, Esq.

Dechert LLP

1900 K Street N.W.

Washington, DC 20006

Title of Securities being Registered: Investor Class Shares of the Weitz Partners Value Fund.

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933, as amended.

It is proposed that this Registration Statement will become effective on February 10, 2023 pursuant to Rule 488 under the Securities Act of 1933, as amended.

No filing fee is required under the Securities Act of 1933, as amended, because an indefinite number of shares of beneficial interest have previously been registered pursuant to Section 24(f) of the Investment Company Act of 1940, as amended.

THE WEITZ FUNDS

Weitz Hickory Fund (WEHIX)

1125 South 103rd Street, Suite 200

Omaha, Nebraska 68124

February [ ], 2023

Dear Shareholder:

The Board of Trustees of The Weitz Funds (the “Trust”) recently approved an Agreement and Plan of Reorganization relating to the Hickory Fund, a series of the Trust (the “Acquired Fund”). Under the Agreement and Plan of Reorganization, the Acquired Fund would be combined with the Partners Value Fund (the “Acquiring Fund”), another series of the Trust, in a tax-free reorganization (the “Reorganization”).

The Board unanimously approved the Reorganization of the Acquired Fund into the Acquiring Fund after considering the recommendation of Weitz Investment Management, Inc., the investment adviser to both Funds, and concluding that the Reorganization would be in the best interests of the Acquired Fund and its shareholders. The Reorganization is expected to occur on or about March 24, 2023. Upon completion of the Reorganization, you will become a shareholder of the Acquiring Fund, and you will receive shares of the Acquiring Fund equal in value to your shares of the Acquired Fund on the closing date of the transaction. The Reorganization is expected to be tax-free to you for Federal income tax purposes, and no commission, redemption fee or other transactional fee will be charged as a result of the Reorganization.

You are not being asked to vote on this action, as the Reorganization does not require shareholder approval. We do, however, ask that you carefully review the enclosed Information Statement/Prospectus, which contains important information about each of the Funds.

If you have any questions, please call us toll-free at 1-888-859-0698 between 8:00 a.m. and 4:30 p.m., Central Time, Monday through Friday.

Sincerely,

Wallace R. Weitz

President

The Weitz Funds

INFORMATION STATEMENT/PROSPECTUS

FEBRUARY [ ], 2023

INFORMATION STATEMENT FOR:

Hickory Fund

1125 South 103rd Street, Suite 200

Omaha, Nebraska 68124

1-888-859-0698

PROSPECTUS FOR:

Partners Value Fund

1125 South 103rd Street, Suite 200

Omaha, Nebraska 68124

1-888-859-0698

INTRODUCTION

This combined Information Statement and Prospectus (“Information Statement/Prospectus”) is being furnished in connection with the upcoming reorganization (the “Reorganization”) of the Hickory Fund (the “Acquired Fund”), a series of The Weitz Funds, a Delaware statutory trust (the “Trust”), with and into the Partners Value Fund, another series of the Trust (the “Acquiring Fund” and together with the Acquired Fund, the “Funds”).

This Information Statement/Prospectus is being provided to shareholders of the Acquired Fund to inform you of the pending Reorganization and to provide you with information concerning the Acquiring Fund. Because shareholders of the Acquired Fund will ultimately hold shares of the Acquiring Fund, this Information Statement/Prospectus also serves as a Prospectus for the Acquiring Fund.

This Information Statement/Prospectus is for informational purposes only and you do not need to do anything in response to receiving it. We are not asking you for a proxy or written consent, and you are requested not to send us a proxy or written consent.

This Information Statement/Prospectus, which should be read and retained for future reference, sets forth concisely the information about the Acquiring Fund that a shareholder should know before investing. A Statement of Additional Information (the “SAI”) relating to this Information Statement/Prospectus dated February [ ], 2023, containing additional information about the Reorganization and the Funds, has been filed with the U.S. Securities and Exchange Commission (the “SEC”) and is incorporated herein by reference. You may receive a copy of the SAI without charge by contacting the Funds at 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska, or calling toll free 1-888-859-0698.

For more information regarding the Acquiring Fund, see the Prospectus and the SAI for the Acquiring Fund each dated July 31, 2022, as supplemented and restated October 24, 2022, which have been filed with the SEC and which are incorporated herein by reference. The Annual Report of the Funds for the fiscal year ended March 31, 2022, and the Semi-Annual Report of the Funds for the semi-annual period ended September 30, 2022, which highlight certain important information such as investment results and financial information for each of the Funds and which have been filed with the SEC, are incorporated herein by reference. You may receive copies of each of the Prospectus, the SAI, the Annual Report and Semi-Annual Report mentioned above without charge by contacting the Funds at c/o Ultimus Fund Solutions, LLC, P.O. Box 541150, Omaha, NE 68154 or by calling toll free 1-888-859-0698.

Reports and other information about the Funds are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR
DISAPPROVED THESE SECURITIES, OR DETERMINED THAT THIS INFORMATION
STATEMENT/PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

SUMMARY	1
The Reorganization	1
Board Consideration	1
The Trust	1
COMPARISON OF INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES	2
COMPARISON OF FEES AND EXPENSES	5
COMPARISON OF SALES LOAD AND DISTRIBUTION ARRANGEMENTS	6
COMPARISON OF PURCHASE, REDEMPTION AND EXCHANGE POLICIES AND PROCEDURES	6
COMPARISON OF FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT RESTRICTIONS	6
COMPARISON OF PRINCIPAL RISKS OF INVESTING IN THE FUNDS	7
COMPARISON OF PERFORMANCE	8
INFORMATION ABOUT THE REORGANIZATION	11
The Agreement and Plan of Reorganization	11
Reasons for the Reorganization and Board Considerations	11
Tax Considerations	12
Expenses of the Reorganization	15
ADDITIONAL INFORMATION ABOUT THE FUNDS	15
Investment Adviser	15
Other Service Providers	16
ADDITIONAL INFORMATION ABOUT THE FUNDS	16
Financial Highlights	16
Form of Organization	16
Capitalization	17
Security Ownership of Certain Beneficial Owners	17
EXHIBIT A - AGREEMENT AND PLAN OF REORGANIZATION	A-1

EXHIBIT B – PARTNERS VALUE FUND SHAREHOLDER INFORMATION	B-1

SUMMARY

This Summary is qualified in its entirety by reference to the additional information contained elsewhere in this Information Statement/Prospectus and in the Agreement and Plan of Reorganization, a form of which is attached to this Information Statement/Prospectus as Exhibit A. Shareholders should read this entire Information Statement/Prospectus carefully. For more complete information, please read each Fund’s Prospectus.

The Reorganization

The Board of Trustees of The Weitz Funds (the “Trust”) has approved the Agreement and Plan of Reorganization, which provides for the following:

•	the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange for shares of beneficial interest of the Acquiring Fund;
•	the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund;
•	the distribution of Acquiring Fund shares of beneficial interest to the shareholders of the Acquired Fund; and
•	the complete termination and liquidation of the Acquired Fund.

The Agreement and Plan of Reorganization is not subject to approval by shareholders of the Acquired Fund. The Reorganization is scheduled to be effective upon the close of business on March 24, 2023, or on a later date as the parties may agree (the “Closing Date”). As a result of the Reorganization, each shareholder of the Acquired Fund will become the owner of the number of full and fractional Investor Class Shares of the Acquiring Fund having an aggregate net asset value (“NAV”) equal to the aggregate NAV of the shareholder’s shares of the Acquired Fund as of the close of business on the Closing Date. See “INFORMATION ABOUT THE REORGANIZATION,” below. It is expected that the Reorganization will be a tax-free reorganization. See “INFORMATION ABOUT THE REORGANIZATION – Tax Considerations,” below.

Board Consideration

For the reasons set forth below under “Reasons for the Reorganization and Board Considerations,” the Board of Trustees, including all of the Trustees who are not “interested persons” of the Trust, as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), (the “Independent Trustees”), has concluded that the Reorganization is in the best interest of the Acquired Fund and its shareholders, and that the interests of the Acquired Fund’s existing shareholders would not be diluted as a result of the Reorganization. The Board of Trustees has also approved the Reorganization on behalf of the Acquiring Fund and has concluded that the Reorganization is in the best interest of the Acquiring Fund and its shareholders, and that the interests of the Acquiring Fund’s existing shareholders would not be diluted as a result of the Reorganization.

The Trust

Both Funds are series of the Trust, an open-end management investment company organized as a Delaware statutory trust. The Trust offers redeemable shares in different classes and series. The Acquiring Fund currently offers for sale two classes of shares, Institutional Class Shares and Investor Class Shares. The Acquired Fund offers one class of shares. As of the close of business on the Closing Date, shareholders of the Acquired Fund will become shareholders of Investor Class Shares of the Acquiring Fund.

COMPARISON OF INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

This section will help you compare the investment objectives and principal investment strategies of the Acquired Fund and the Acquiring Fund, as well as compare other characteristics of the Acquired Fund and the Acquiring Fund.

The investment objective of both the Acquired Fund and Acquiring Fund is capital appreciation.

The principal investment strategies of each Fund are not materially different. While the Acquired Fund will invest the majority of its assets in common stock of medium-sized companies, the Acquiring Fund is a multi-cap fund and may invest in securities of any market capitalization. The Acquired Fund considers medium-sized companies to be issuers with market capitalizations less than or equal to the largest company in the Russell Midcap Index, which was $54.74 billion as of November 30, 2022. Both Funds look to buy above-average to highest quality businesses, at prices Weitz Investment Management, Inc., the investment adviser to each of the Funds (“Weitz Inc.” or the “Adviser”), believes are less than what the companies are worth. Both Funds may invest in securities issued by non-U.S. companies, which may be denominated in U.S. Dollars or foreign currencies. Both Funds may also concentrate their investments in securities of relatively few issuers. Both Funds may also invest in the securities of other investment companies. Both Funds may also invest for temporary defensive purposes a portion or all of its assets in high-quality nonconvertible preferred stock, high-quality nonconvertible debt securities and high-quality U.S. Government, state and municipal and governmental agency and instrumentality obligations, or retain funds in cash or cash equivalents, such as money market fund shares, when Weitz Inc. believes that circumstances warrant such a temporary defensive investment position.

Set forth below is a side-by-side comparison of the investment objectives, principal investment strategies and other characteristics of each of the Funds.

	Hickory Fund/Acquired Fund	Partners Value Fund/Acquiring Fund
Investment Objective	The investment objective of the Fund is capital appreciation.	The investment objective of the Fund is capital appreciation.

Principal Investment Strategies

The Fund’s investment strategy (which we call “Quality at a Discount”) is to buy above-average to highest-quality businesses, at prices that we believe are less than what the companies are worth. Under normal circumstances, the Fund will invest the majority of its assets in common stock of medium-sized companies. The Fund considers medium-sized companies to be issuers with market capitalizations less than or equal to the largest company in the Russell Midcap Index, which was $54.74 billion as of November 30, 2022. The Fund may invest in securities issued by non-U.S. companies, which may be denominated in U.S. dollars or foreign currencies. As part of the Fund’s strategy, the Fund may concentrate its investments in securities of relatively few issuers.

We assess a company’s quality based on its competitive position, return on invested capital, ability to redeploy capital, cash flow consistency, financial leverage and management team. We compare the company’s stock price to our estimate of business value, i.e., all the cash that the company will generate for its owners in the future. For each company, we look at a range of business value estimates. We then seek to buy stocks of companies that meet our quality criteria when they are priced are at a discount to our estimates of business value.

We invest with a multiple-year time horizon. We believe that purchasing stocks at prices less than our business value estimates provides opportunities for stock price appreciation, both as business values grow and as the market recognizes companies’ values. Typically, we consider selling stocks as they approach or exceed our business value estimates. We may also sell stocks for other reasons, including for the purchase of stocks that we believe offer better investment opportunities.

We do not try to “time” the market. However, if there is cash available for investment and there are not securities that meet the Fund’s investment criteria, the Fund may invest without limitation in high-quality cash and cash equivalents such as U.S. government securities or government money market fund shares. If the Fund takes such a defensive position, it may be temporarily unable to achieve its investment objective.

The Fund’s investment strategy (which we call “Quality at a Discount”) is to buy above-average to highest-quality businesses, at prices that we believe are less than what the companies are worth. The Fund is a “multi-cap” fund and may invest in securities of any market capitalization. The Fund may invest in securities issued by non-U.S. companies, which may be denominated in U.S. dollars or foreign currencies. As part of the Fund’s strategy, the Fund may concentrate its investments in securities of relatively few issuers.

We assess a company’s quality based on its competitive position, return on invested capital, ability to redeploy capital, cash flow consistency, financial leverage and management team. We compare the company’s stock price to our estimate of business value, i.e., all the cash that the company will generate for its owners in the future. For each company, we look at a range of business value estimates. We then seek to buy stocks of companies that meet our quality criteria when they are priced are at a discount to our estimates of business value.

We invest with a multiple-year time horizon. We believe that purchasing stocks at prices less than our business value estimates provides opportunities for stock price appreciation, both as business values grow and as the market recognizes companies’ values. Typically, we consider selling stocks as they approach or exceed our business value estimates. We may also sell stocks for other reasons, including for the purchase of stocks that we believe offer better investment opportunities.

We do not try to “time” the market. However, if there is cash available for investment and there are not securities that meet the Fund’s investment criteria, the Fund may invest without limitation in high-quality cash and cash equivalents such as U.S. government securities or government money market fund shares. If the Fund takes such a defensive position, it may be temporarily unable to achieve its investment objective.

Portfolio Turnover	Each Fund pays transactions costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect a Fund’s performance. During the most recent fiscal year, the portfolio turnover for the Acquiring Fund was 8% of the average value of the portfolio and was 15% of the average value of the Acquired Fund’s portfolio.

1940 Act Diversification	The Acquired Fund is diversified.	The Acquiring Fund is diversified.
Benchmark	Russell Midcap Index	Russell 3000 Index
Investment Adviser	Weitz Investment Management, Inc.	Weitz Investment Management, Inc.
Portfolio Managers	Wallace R. Weitz, CFA Andrew S. Weitz	Wallace R. Weitz, CFA Bradley P. Hinton, CFA Andrew S. Weitz

COMPARISON OF FEES AND EXPENSES

The following table compares the Total Annual Fund Operating Expenses, expressed as a percentage of net assets, of the Acquired Fund with the Total Annual Fund Operating Expenses of the Investor Class Shares of the Acquiring Fund and the estimated (pro forma) Total Annual Fund Operating Expenses of the Investor Class Shares of the Acquiring Fund assuming completion of the Reorganization. The Total Annual Fund Operating Expenses provided below are based on the unaudited financials for the Acquired Fund and Acquiring Fund for the semi-annual period ended September 30, 2022. The pro forma Total Annual Fund Operating Expenses show projected estimated expenses, but actual expenses may be higher or lower than those shown. As shown in the table, the Other Expenses of the Investor Class Shares of the Acquiring Fund are lower than the Other Expenses of the Acquired Fund. The Other Expenses of the Investor Class Shares of the Acquiring Fund and the Other Expenses of the Acquired Fund include the fees payable by the Acquiring Fund and by the Acquired Fund pursuant to the Administrative Services Plan that is equally applicable with respect to the Acquiring Fund and the Acquired Fund. Other Expenses also include fees paid by each of the Funds for services provided under a business administration, sub-administration and transfer agency services agreements that are equally applicable to each of the Funds. As further shown in the table, the Management Fees applicable with respect to the Acquiring Fund are lower than the Management Fees applicable to the Acquired Fund.

Fees and Expenses

Shareholder Fees (fees paid directly from your investment)	Hickory Fund/Acquired Fund	Partners Value Fund/Acquiring Fund – Investor Class Shares	Combined Fund -Investor Class Shares Pro Forma
Maximum sales charge (Load) on purchase	None	None	None
Maximum deferred sales charge (Load)	None	None	None
Redemption Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.85%	0.75%	0.75%%
Distribution (12b-1) Fees	None	None	None
Other Expenses	0.38%	0.32%	0.32%
Total Annual Fund Operating Expenses	1.23%	1.07%	1.07%
Fee waiver and/or expense reimbursement	(0.16)%(1)	None(2)	None(2)
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.07%	1.07%	1.07%

(1)	The Adviser has agreed in writing to waive its fees and reimburse certain expenses (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses) to limit the total annual fund operating expenses for Hickory Fund to 1.09% of the Fund’s average daily net assets through July 31, 2023. This agreement may only be terminated by the Board of Trustees of the Funds.
(2)	The Adviser has agreed in writing to waive its fees and reimburse certain expenses (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses) to limit the total annual fund operating expenses for Investor Class Shares of Partners Value Fund to 1.09% of the Fund’s average daily net assets through July 31, 2024. This agreement may only be terminated by the Board of Trustees of the Funds

Examples

The following examples are intended to help you compare the costs of investing in each Fund and the combined Fund. The examples assume that you invest $10,000 in each Fund and in the combined Fund after the Reorganization for the periods indicated and then redeem in full at the end of each of the periods indicated. The examples also assume that your investment has a 5% return each year and that each Fund’s operating expenses remain the same each year. The examples reflect the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	1 year	3 years	5 years	10 years
Acquired Fund	$109	$374	$660	$1,475

Acquiring Fund
Investor Class Shares	$109	$340	$590	$1,306

Acquiring Fund Pro Forma Combined
Investor Class Shares	$109	$340	$590	$1,306

COMPARISON OF SALES LOAD AND DISTRIBUTION ARRANGEMENTS

The Acquiring Fund offers two classes of shares: Institutional Class Shares and Investor Class Shares. The Acquired Fund offers one class of shares. Weitz Securities, Inc. acts as the distributor (the “Distributor”) for both the Acquiring Fund and the Acquired Fund.  Neither the Acquiring Fund nor the Acquired Fund have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and therefore, neither Fund is subject to any distribution fees payable for distribution of the Fund’s shares. The Distributor provides distribution services without compensation from the Funds. Neither the Acquiring Fund or the Acquired Fund is subject to a front-end sales load or a contingent deferred sales charge.

COMPARISON OF PURCHASE, REDEMPTION AND EXCHANGE POLICIES AND PROCEDURES

The Funds have the same policies with respect to purchases, redemptions and exchanges by shareholders. More complete information regarding the Funds may be found in Exhibit B to this Information Statement/Prospectus.

COMPARISON OF FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The Funds have adopted fundamental investment restrictions, which cannot be changed without the approval of the majority of the respective Fund’s outstanding shares. “Majority” means, the lesser of (a) 67% or more of a Fund’s outstanding shares voting at a special or annual meeting of shareholders at which more than 50% of the outstanding shares are represented in person or by proxy or (b) more than 50% of a Fund’s outstanding shares. The fundamental investment restrictions of the Acquired Fund and Acquiring Fund are identical, and are set forth below.

Neither the Acquiring Fund nor the Acquired Fund may:

1.	Underwrite or deal in offerings of securities of other issuers as a sponsor or underwriter in any way.
2.	Purchase or sell real estate except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
3.	Purchase or sell physical commodities or commodity futures contracts, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
4.	Issue any senior security, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
5.	Make loans to others, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
6.	Borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
7.	Invest more than 25% of the value of its total assets in the securities of any one industry. This restriction does not apply to securities of the U.S. Government or its agencies and instrumentalities and repurchase agreements relating thereto.
8.	As to 50% of its total assets, (a) invest more than 5% of its total assets (taken at market value at the time of each investment) in the securities of any one issuer, nor (b) purchase more than 10% of the outstanding voting securities of an issuer, except that such restrictions shall not apply to securities issued or guaranteed by the U.S. Government or its agencies, bank money instruments or bank repurchase agreements.

COMPARISON OF PRINCIPAL RISKS OF INVESTING IN THE FUNDS

The following summarizes and compares the principal risks of investing in the Funds. The fact that a risk is not listed as a principal risk does not necessarily mean that shareholders of that Fund are not subject to that risk. You may lose money on your investment in any Fund. The value of each Fund’s shares may go up or down, sometimes rapidly and unpredictably. Market conditions, financial conditions of issuers represented in a Fund, investment strategies, portfolio management, and other factors affect the volatility of each Fund’s shares.

Similar Risks of the Funds

Because of the similarities between the investment objectives, strategies and restrictions of the Funds, the risks of investing in the Acquiring Fund are almost identical to the risks of investing in the Acquired Fund. Risks shared by the Acquiring Fund and Acquired Fund, as well as risks specific to either of the Funds, if applicable, is listed below:

Shared Risks of the Acquiring Fund and the Acquired Fund:

Market Risk – As with any mutual fund, investment return and principal value will fluctuate, depending on general market conditions and other factors. Market risk includes political, regulatory, economic, social and health risks (including the risks presented by the spread of infectious diseases) which can lead to increased market volatility and negative impacts on local and global financial markets, and the duration and severity of the impact of these risks on markets cannot be reasonably estimated. You may lose money if you invest in the Fund.

Active Management Risk – The investment adviser’s judgment about the attractiveness, value or potential appreciation of the Fund’s investments may prove to be incorrect. The Fund could underperform other funds with similar objectives or investment strategies, if the Fund’s overall investment selections or strategies fail to produce the intended results.

Concentration Risk – The risk that the Fund’s performance may be hurt disproportionately by the poor performance of relatively few stocks. The Fund tends to invest a high percentage of assets in its largest holdings.

Mid-Size Company Risk – Securities of mid-size companies may be more volatile and less liquid, compared to those of large companies, due to the mid-size companies’ limited product lines, markets, financing sources and management depth. Also, securities of mid-size companies may be affected to a greater extent by the underperformance of a sector or changing market conditions.

Non-U.S. Securities Risk – The Fund may invest in securities issued by non-U.S. issuers, which securities may be denominated in U.S. dollars or foreign currencies. Investments in non-U.S. securities may involve additional risks including exchange rate fluctuation, political or economic instability, the imposition of exchange controls, expropriation, limited disclosure and illiquid markets.

Failure to Meet Investment Objective – There can be no assurance that the Fund will meet its investment objective.

Risks Specific to the Acquiring Fund:

Large Company Risk – Securities of large companies tend to have less overall volatility compared to those of mid-size and small companies; however, large companies may not be able to attain the high growth rates of successful mid-size or small companies. In addition, large companies may be less capable of responding to competitive challenges and disruptive changes.

Small Company Risk – Securities of small companies may be more volatile and less liquid, compared to those of large and mid-size companies, due to the small companies’ size, limited product lines, markets, financing sources and management depth. Also, securities of small companies may be affected to a greater extent by the underperformance of a sector or changing market conditions.

COMPARISON OF PERFORMANCE

Set forth below is performance information for the Acquiring Fund and the Acquired Fund.

The following chart and table provide an indication of the risks of investing in each of the Funds by showing changes in each Fund’s performance from year to year over the period indicated and by showing how the Fund’s average annual total returns for the periods indicated, both before and after taxes, compared to those of relevant broad-based securities market indices. All Fund performance numbers are calculated after deducting fees and expenses, and all numbers assume reinvestment of dividends. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waivers and/or reimbursements. Each Fund’s past performance is not necessarily an indication of how such Fund will perform in the future both before or after taxes. Updated performance is available at weitzinvestments.com or by calling toll-free 888-859-0698.

Acquiring Fund – Investor Class Shares

Calendar Year Total Returns

The year-to-date return for the Acquiring Fund’s Investor Class Shares for the nine months ended September 30, 2022 was -27.32%.

BEST AND WORST PERFORMING QUARTERS (during the period shown above)
	Quarter/Year	Total Return
Best quarter	2nd quarter 2020	18.23%
Worst quarter	1st quarter 2020	-26.32%

Acquiring Fund’s Average Annual Total Returns for the periods ended December 31, 2021

AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2021)
	1 Year	5 Year	10 Year
Investor Class
Return before taxes	23.57%	11.81%	10.86%
Return after taxes on distributions	21.69%	9.95%	9.54%
Return after taxes on distributions and sale of fund shares	15.26%	9.03%	8.68%
Comparative Indices (reflect no deduction for fees, expenses or taxes):
Russell 3000 Index (the Fund’s primary benchmark, effective July 31, 2022)	25.66%	17.96%	16.29%
Standard & Poor’s 500 Index (the Fund’s former primary benchmark, prior to July 31, 2022)	28.71%	18.46%	16.53%

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In some instances, the return after taxes may be greater than the return before taxes because you are assumed to be able to use the capital loss on the sale of Fund shares to offset other taxable gains. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as a 401(k) account or individual retirement account (IRA).

Acquired Fund

Calendar Year Total Returns

The Acquired Fund’s year-to-date return for the nine months ended September 30, 2022 was -31.34%.

BEST AND WORST PERFORMING QUARTERS (during the period shown above)
	Quarter/Year	Total Return
Best quarter	2nd quarter 2020	18.24%
Worst quarter	1st quarter 2020	-27.69%

Acquired Fund’s Average Annual Total Returns for the periods ended December 31, 2021

AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2021)
	1 Year	5 Year	10 Year
Return before taxes	20.32%	10.11%	9.86%
Return after taxes on distributions	17.93%	8.26%	8.48%
Return after taxes on distributions and sale of fund shares	13.66%	7.65%	7.80%
Comparative Index (reflects no deduction for fees, expenses or taxes):
Russell Midcap Index	22.58%	15.09%	14.89%

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In some instances, the return after taxes may be greater than the return before taxes because you are assumed to be able to use the capital loss on the sale of Fund shares to offset other taxable gains. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as a 401(k) account or individual retirement account (IRA).

INFORMATION ABOUT THE REORGANIZATION

The Agreement and Plan of Reorganization

The terms and conditions under which the proposed Reorganization may be consummated are set forth in the Agreement and Plan of Reorganization. Significant provisions of the Agreement and Plan of Reorganization are summarized below, however, this summary is qualified in its entirety by reference to the form of the Agreement and Plan of Reorganization attached to this Information Statement/Prospectus as Exhibit A.

The Agreement and Plan of Reorganization provides for: (i) the transfer, as of the Closing Date, of all of the assets of the Acquired Fund in exchange for shares of beneficial interest of the Acquiring Fund and the assumption by the Acquiring Fund of all of the Acquired Fund’s liabilities; and (ii) the distribution of Investor Class Shares of the Acquiring Fund to shareholders of the Acquired Fund, as provided for in the Agreement and Plan of Reorganization. The Acquired Fund will then be terminated and liquidated.

After the Reorganization, each shareholder of the Acquired Fund will own Investor Class Shares of the Acquiring Fund having an aggregate value equal to the aggregate value of the Shares in the Acquired Fund held by that shareholder as of the Closing Date. In the interest of economy and convenience, shares of the Acquiring Fund will not be represented by physical certificates.

The Acquiring Fund and the Acquired Fund have adopted the same valuation policies and procedures and therefore there are no differences between their respective valuation policies and procedures for purposes of valuing assets in each respective Fund.

Until the Closing Date, shareholders of the Acquired Fund will continue to be able to redeem or exchange their shares.

The obligations of the Funds under the Agreement and Plan of Reorganization are subject to various conditions, including receipt of an opinion from legal counsel that the Reorganization will qualify as a tax-free reorganization for Federal income tax purposes. The Agreement and Plan of Reorganization may be terminated by mutual agreement of the parties or on certain other grounds. Please refer to Exhibit A to review the terms and conditions of the Agreement and Plan of Reorganization.

Reasons for the Reorganization and Board Considerations

The proposed Reorganization was presented to the Board of Trustees of the Trust for consideration at a meeting held on January 11, 2023. At this meeting, representatives of the Adviser provided, and the Board reviewed, information about the proposed Reorganization. For the reasons discussed below, the Trustees, including all of the Independent Trustees, determined that the Reorganization is in the best interests of both Funds and their shareholders and that the interests of the Funds and their shareholders would not be diluted as a result of the Reorganization. The Board took note of the fact that the Reorganization is being conducted in accordance with an applicable rule under the 1940 Act, Rule 17a-8, which permits affiliated mutual funds to be reorganized without obtaining the vote of shareholders if certain conditions are met, and the Board considered that the relevant conditions of Rule 17a-8 were satisfied in connection with the Reorganization and that shareholders of the Acquired Fund would receive prior notice of the Reorganization. For these purposes, the Funds may rely on Rule 17a-8 in order to be reorganized without a shareholder vote because: (i) none of the fundamental policies of the Acquired Fund is materially different from a fundamental policy of the Acquiring Fund; (ii) the investment advisory agreement between the Acquired Fund and the Adviser is not materially different from the investment advisory agreement between the Acquiring Fund and the Adviser; (iii) the independent board members overseeing the Acquired Fund who were elected by shareholders comprise a majority of the independent board members who oversee the Acquiring Fund; and (iv) neither the Acquired Fund or the Acquiring Fund have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and therefore, neither Fund is subject to a distribution fee.

Representatives of the Adviser had informed the Board of Trustees that they had determined that the Reorganization would be advisable and in the best interests of the Acquired Fund, the Acquiring Fund, and their shareholders because the primary purpose of the Reorganization is to combine two funds with similar investment strategies and investments into a single fund having a larger asset base that has the potential to produce economies of scale by spreading costs over a larger base of assets. The Adviser informed the members of the Board that it had determined that it was advisable to seek a reorganization transaction for the Acquired Fund due to the fact that the two Funds have similar investment strategies and that the Adviser has elected to continue offering the strategy pursued by the Acquiring Fund with its multi-cap investment strategy rather than continuing to offer the mid-cap investment strategy utilized by the Acquired Fund. The Board took note of the long-term performance record of the Acquiring Fund over the past 10 years as compared to the long-term performance record of the Acquired Fund over the past 10 years, as well as the performance record of each of the Funds over shorter time periods. The Board also took note of the long-term sales prospects of the Acquiring Fund as compared to the Acquired Fund.

The Board of Trustees of the Trust, in determining to approve the proposed Reorganization, considered a number of factors in connection with this decision. Among the factors considered by the Board were: (1) the terms of the proposed Reorganization, including the anticipated tax-free nature of the transaction for the Funds and their shareholders; (2) that the investment objectives and principal investment strategies of the Funds are not materially different, while the Acquiring Fund maintains a particular emphasis on a multi-cap investment strategy as compared to the mid-cap investment strategy of the Acquired Fund; (3) the operating expense ratios of the Funds for the most recently completed semi-annual period and the potential for lower operating expenses for the Funds as a result of the Reorganization; (4) that the Adviser has indicated that it does not expect to continue operating the Acquired Fund; (5) the comparative investment performance of each of the Funds over the past 10 years; and (6) that neither the Funds nor their shareholders will bear any costs of the Reorganization because the Adviser has agreed to bear all of the costs of the transaction.

Tax Considerations

The following is a general summary of the material U.S. federal income tax considerations of the Reorganization and is based upon the current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the existing U.S. Treasury regulations thereunder, current administrative rulings of the IRS and published judicial decisions, all of which are subject to change. These considerations are general in nature and individual shareholders should consult their own tax advisers as to the federal, state, local, and foreign tax considerations applicable to them and their individual circumstances. These same considerations generally do not apply to shareholders who hold their shares in tax-advantaged accounts.

The Reorganization is intended to qualify as a “reorganization” under Section 368(a) of the Code. As a condition to the closing of the Reorganization, the Acquired Fund and the Acquiring Fund will receive an opinion from Dechert LLP substantially to the effect that, as further described below, on the basis of existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, generally for U.S. federal income tax purposes:

•	The Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a) of the Code and the Acquiring Fund and the Acquired Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;
•	Under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund solely in exchange for the assumption of the liabilities of the Acquired Fund and issuance of the Acquiring Fund Shares;

•	Under Sections 361 and 357(a) of the Code, no gain or loss will be recognized by the Acquired Fund upon the transfer of the assets of the Acquired Fund to the Acquiring Fund solely in exchange for the assumption by the Acquiring Fund of the Acquired Fund’s liabilities and the Acquiring Fund Shares or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to the Acquired Fund Shareholders in exchange for their Acquired Fund Shares, except for any gain or loss that may be required to be recognized solely as a result of the close of the Acquired Fund’s taxable year due to the Reorganization or as a result of the transfer of any stock in a passive foreign investment company as defined in Section 1297(a) of the Code.
•	Under Section 354 of the Code, no gain or loss will be recognized by any Acquired Fund Shareholder upon the exchange of its Acquired Fund Shares solely for Acquiring Fund Shares;
•	Under Section 358 of the Code, the aggregate tax basis of the Acquiring Fund Shares received by each Acquired Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund Shares held by such Acquired Fund Shareholder immediately prior to the Reorganization;
•	Under Section 1223(1) of the Code, the holding period of Acquiring Fund Shares received by each Acquired Fund Shareholder will include the period during which the Acquired Fund Shares exchanged therefor were held by such shareholder, provided the Acquired Fund Shares are held as capital assets at the time of the Reorganization;
•	Under Section 362(b) of the Code, the tax basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Acquired Fund immediately prior to the Reorganization, except for any assets which may be marked to market for U.S. federal income tax purposes on the termination of the Acquired Fund’s taxable year or on which gain was recognized upon the transfer to the Acquiring Fund;
•	Under Section 1223(2) of the Code, the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Trust on behalf of the Acquired Fund (except to the extent that the investment activities of the Acquiring Fund reduce or eliminate such holding period and except for any assets on which gain is recognized on the transfer to the Acquiring Fund); and
•	The Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury Regulations thereunder.

The opinion will be conditioned upon, among other things, the accuracy, as of the Closing Date, of certain representations of the Acquired Fund and the Acquiring Fund upon which Dechert LLP will rely in rendering its opinion and will also be based on customary assumptions. It is possible that the IRS or a court could disagree with Dechert LLP’s opinion, which therefore cannot be free from doubt. A copy of the opinion will be filed with the SEC and will be available for public inspection. Neither the Acquired Fund nor the Acquiring Fund have requested or will request an advance ruling from the IRS as to the U.S. federal tax consequences of the Reorganization. No opinion will be expressed with respect to the effect of the

Reorganization on any transferred assets as to which any unrealized gain or loss is required to be recognized under federal income tax principles: (i) at the end of a taxable year or upon termination thereof, or (ii) upon the transfer of such assets regardless of whether such a transfer would otherwise be a non-taxable transaction.

Opinions of counsel are not binding upon the IRS or the courts. If the Reorganization is consummated but the IRS or the courts determine that the Reorganization does not qualify as a “reorganization” within the meaning of Section 368(a) of the Code, the Acquired Fund would recognize gain or loss on the transfer of its assets to the Acquiring Fund and each shareholder of the Acquired Fund that held shares in a taxable account would recognize a taxable gain or loss equal to the difference between its tax basis in its Acquired Fund shares and the fair market value of the shares of the Acquiring Fund it receives in the exchange.

Prior to the closing of the Reorganization, the Acquired Fund will distribute to its shareholders, in one or more taxable distributions, all previously undistributed investment company taxable income (that is, generally, net investment income plus net short-term capital gains) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses), if any, generated for taxable years ending on or prior to the date of closing of the Reorganization.

Assuming the Reorganization qualifies as a tax-free reorganization, as expected, the Acquiring Fund will succeed to the capital loss carryovers, if any, of the Acquired Fund upon the closing of the Reorganization for federal income tax purposes. The capital loss carryovers, if any, of both Funds will be available to offset future gains recognized by the combined Acquiring Fund, subject to limitations under the Code.  Where these limitations apply, all or a portion of a Fund’s capital loss carryovers may become unavailable, the effect of which may be to accelerate the recognition of taxable gain to the combined Acquiring Fund and its shareholders post-closing.  First, a Fund’s capital loss carryovers are subject to an annual limitation if a Fund undergoes a more than 50% change in ownership. The actual annual limitation will equal the aggregate NAV of the smaller Fund in the Reorganization on the Closing Date multiplied by the long-term tax-exempt rate for ownership changes during the month in which the Reorganization closes; such limitation will be increased by the amount of any built-in gain (i.e., unrealized appreciation in the value of investments of the smaller Fund on the Closing Date that is recognized in a taxable year). Second, if either Fund has net unrealized built-in gains at the time of the Reorganization that are realized by the combined Acquiring Fund in the five-year period following the Reorganization, such built-in gains, when realized, may not be offset by the losses (including any capital loss carryovers and “built-in losses”) of the other Fund. Third, the capital losses of the Acquired Fund that may be used by the Acquiring Fund (including to offset any “built-in gains” of the Acquired Fund itself) for the first taxable year ending after the Closing Date will be limited to an amount equal to the capital gain net income of the Acquired Fund for such taxable year (excluding capital loss carryovers) treated as realized post-closing based on the number of days remaining in such year. As of September 30, 2022, the Acquired Fund did not have any capital loss carryovers.

Shareholders of the Acquired Fund will receive a proportionate share of any taxable income and gains realized by the Acquiring Fund and not distributed to its shareholders prior to the Reorganization when such income and gains are eventually distributed by the combined Fund. As a result, shareholders of the Acquired Fund may receive a greater amount of taxable distributions than they would have if the Reorganization had not occurred. In addition, if the Acquiring Fund, following the Reorganization, has proportionately greater unrealized appreciation in its portfolio investments as a percentage of its NAV than the Acquired Fund, shareholders of the Acquired Fund, post-closing, may receive greater amounts of taxable gain as such portfolio investments are sold than they otherwise might have had if the Reorganization had not occurred.

This discussion is only a general summary of certain U.S. federal income tax consequences. You should consult your tax adviser regarding the U.S. federal income tax consequences as well as the state, local and foreign consequences to you, if any, of a Reorganization in light of your particular circumstances.

Expenses of the Reorganization

The Adviser is responsible for the expenses related to the Reorganization, and neither of the Funds will bear any of the costs or expenses incurred in connection with carrying out the Reorganization.

ADDITIONAL INFORMATION ABOUT THE FundS

Investment Adviser

Weitz Investment Management, Inc., located at One Pacific Place, 1125 South 103rd Street, Omaha, Nebraska 68124, serves as the investment adviser to both the Acquired Fund and the Acquiring Fund. Weitz Inc. provides investment advice to each Fund and is responsible for the overall management of Weitz Funds’ business affairs, subject to the supervision of the Board of Trustees of the Trust. Weitz Inc. is a Nebraska corporation and also serves as investment adviser to certain other entities. As of December 31, 2022, Weitz Inc. managed approximately $3.6 billion in assets. The Reorganization will not result in a change in investment adviser.

Portfolio Managers

The following individuals serve as portfolio managers of the Acquired Fund:

•	Wallace R. Weitz, CFA, founded Weitz Inc. in 1983. He is Co-Chief Investment Officer of Weitz Inc.
•	Andrew S. Weitz joined Weitz Inc. in 2009 and became a portfolio manager in 2011.

The following individuals serve as portfolio managers of the Acquiring Fund:

•	Wallace R. Weitz, CFA, founded Weitz Inc. in 1983. He is Co-Chief Investment Officer of Weitz Inc.
•	Andrew S. Weitz joined Weitz Inc. in 2009 and became a portfolio manager in 2011.
•	Bradley P. Hinton, CFA, joined Weitz Inc. in 2001 and became a portfolio manager in 2003. He is Co-Chief Investment Officer of Weitz Inc.

The Funds’ SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed and the Portfolio Managers’ ownership of shares in the Funds.

Subject to the general oversight of the Board of Trustees of the Trust, the Adviser is directly responsible for making the investment decisions for the Acquiring Fund and is responsible for the purchase and sale of the Acquiring Fund’s investments.

Pursuant to its Investment Advisory Agreement with the Acquiring Fund, for its services to the Acquiring Fund, the Adviser is entitled to receive a monthly advisory fee equal on an annual basis with the following schedule:

AVERAGE DAILY NET ASSET BREAK POINTS
Greater than	Less than or equal to	Rate
$0	$5,000,000,000	0.75%
$5,000,000,000		0.70%

Through July 31, 2024, Weitz Inc. has agreed in writing pursuant to the terms of an Expense Limitation Agreement entered into with the Acquiring Fund or waive its fees and/or reimburse certain of the Acquiring Fund’s expenses to the extent that the Acquiring Fund’s total annual fund operating expenses (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses) exceed 1.09% of the Investor Class Shares’ annual average daily net assets. This agreement may only be terminated by the Board of Trustees of the Fund. Pursuant to the terms of the Expense Limitation Agreement, the Adviser is not eligible to recoup any of the fees and/or expenses that it is required to waive and/or reimburse in accordance with the relevant provisions of the Expense Limitation Agreement.

In addition to the aforementioned expense reimbursements, the Adviser may voluntarily waive all or a portion of its fees for the Acquiring Fund from time to time. The Adviser may discontinue or modify any such voluntary waiver at any time without notice.

The Adviser also provides certain business administration services to the Acquiring Fund pursuant to a Business Administration Agreement, including, without limitation, supervising all aspects of the management and operation of the Trust, which includes monitoring the Acquiring Fund’s relationships with third-party services providers retained by the Trust, monitoring the Trust’s compliance with provisions of, and regulation under the 1940 Act, coordinating audit examinations by outside auditors, and providing officers of the Trust that are deemed necessary for carrying out the executive functions of the Trust. The Business Administration Agreement provides that the Adviser, as the Trust’s administrator, is entitled to receive 0.03% of the average daily net assets of the Acquiring Fund, computed daily and payable monthly.

Information regarding the basis on which the Board of Trustees approved the Acquiring Fund’s Investment Advisory Agreement is included in the Acquiring Fund’s September 30, 2022 Semi-Annual Report to Shareholders, which is available at weitzinvestments.com.

Other Service Providers

Citi Fund Services Ohio, Inc. serves as sub-administrator for both the Acquiring Fund and the Acquired Fund.

Ultimus Fund Solutions, LLC serves as the transfer agent for both the Acquiring Fund and the Acquired Fund.

Citibank, N.A., serves as the custodian for both the Acquiring Fund and the Acquired Fund.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Financial Highlights

The fiscal year end of the Funds is March 31. The financial statements and financial highlights of each of the Acquired Fund and the Acquiring Fund for the five (5) years ended March 31, 2022 and the six months ended September 30, 2022, are contained in the most recent Semi-Annual Report of the Funds. The financial statements and financial highlights for the fiscal year-ended March 31, 2022 have been audited by Ernst & Young LLP, the independent registered public accounting firm of the Funds, whose report on such financial statements is contained in the Funds’ March 31, 2022 Annual Report and is incorporated by reference herein.

Form of Organization

The Funds are series of the Trust, which is an open-end management investment company organized as a Delaware statutory trust. The Trust is governed by a Board of Trustees consisting of eight members.

Capitalization

The following table shows the capitalization of each of the Funds as of September 30, 2022, and on a pro forma basis as of September 30, 2022 giving effect to the Reorganization as if it had occurred on that date:

	Hickory Fund/Acquired Fund	Partners Value Fund/Acquiring Fund	Adjustments	Combined Fund Pro Forma Combined
Net Assets
Institutional Class Shares	N/A	$216,172,532	$ -	$216,172,532
Investor Class Shares	$145,185,873	$163,094,095	$ -	$308,279,968

Shares Outstanding
Institutional Class Shares	N/A	8,234,272	N/A	8,234,272
Investor Class Shares	3,677,758	6,365,949	N/A	12,032,786

Net Asset Value Per Share
Institutional Class Shares	N/A	$26.25	$ -	$26.25
Investor Class Shares	$39.48	$25.62	$ -	$25.62

Security Ownership of Certain Beneficial Owners

As of January 31, 2023, the following persons owned beneficially or of record 5% or more of the outstanding Shares of the Acquired Fund:

Name and Address of Owner	Percentage Ownership of Share Class	Type of Ownership

As of January 31, 2023, the Officers and Trustees of the Trust collectively owned [ ] shares or [ ]% of the Acquired Fund’s shares.

As of January 31, 2023, the following persons owned beneficially or of record 5% or more of the outstanding Shares of the Acquiring Fund:

Name and Address of Owner	Percentage Ownership of Share Class	Type of Ownership

As of January 31, 2023, the Officers and Trustees of the Trust collectively owned [ ] shares or [ ]% of the Acquiring Fund’s Investor Class shares.

EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”), is made as of the 11th day of January, 2023, by The Weitz Funds, a Delaware statutory trust (the “Trust”) with its principal place of business at 1125 South 103rd Street, Omaha, Nebraska 68124-1071, on behalf of each of its two separate investment series, Weitz Partners Value Fund (the “Acquiring Fund”) and Weitz Hickory Fund (the “Acquired Fund”), with respect to the reorganization transaction described herein.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the “Code”). The reorganization (the “Reorganization”) will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for Investor Class Shares of the Acquiring Fund (the “Acquiring Fund Shares”), the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund described in paragraph 1.3, and the distribution of the Acquiring Fund Shares to the shareholders of Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

WHEREAS, the Acquired Fund and Acquiring Fund are each separate investment series of an open-end, registered investment company of the management type and the Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest; and

WHEREAS, the Board of Trustees of the Trust has determined, with respect to the Acquiring Fund, that the exchange of all of the assets of the Acquired Fund for the Acquiring Fund Shares and the assumption of all of the liabilities of the Acquired Fund by the Acquiring Fund, as described in paragraph 1.3 herein, is in the best interests of the Acquiring Fund and its shareholders and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction; and

WHEREAS, the Board of Trustees of the Trust has also determined, with respect to the Acquired Fund, that the exchange of all of the assets of the Acquired Fund for the Acquiring Fund Shares and the assumption of the liabilities of the Acquired Fund by the Acquiring Fund, as described in paragraph 1.3 herein, is in the best interests of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the Trust, on behalf of each of the Acquiring Fund and the Acquired Fund, respectively, hereby covenants and agrees as follows:

1.	TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES, THE ASSUMPTION OF THE LIABILITIES OF THE ACQUIRED FUND AND THE LIQUIDATION OF THE ACQUIRED FUND

1.1.             Subject to the requisite approvals and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of its respective assets, as set forth in paragraph 1.2, to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor: (i) to deliver to the Acquired Fund the number of full and fractional Acquiring Fund Shares as of the time and date set forth in paragraph 2.1 and (ii) to assume the liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the “Closing”).

1.2.             The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests, claims (whether absolute or contingent, known or unknown, accrued or unaccrued) and dividends or interest receivable that are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the closing date provided for in paragraph 3.1 (the “Closing Date”) (collectively, “Assets”).

1.3.             The Acquiring Fund shall assume all of the liabilities of the Acquired Fund. The Acquired Fund shall deliver to the Acquiring Fund the Acquired Fund’s Statement of Assets and Liabilities as of the Closing Date pursuant to paragraph 7.2 hereof.

1.4.             On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare, to the extent applicable, and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed all of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

1.5.             Immediately after the transfer of assets provided for in paragraph 1.1, the Acquired Fund will: (i) distribute to the Acquired Fund’s shareholders of record, determined as of immediately after the close of business on the Closing Date, on a pro rata basis, the Shares of the Acquiring Fund received by the Acquired Fund pursuant to paragraph 1.1 and (ii) completely liquidate. Such distribution and liquidation will be accomplished, with respect to the Acquired Fund’s shares, by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the shareholders of record of the Acquired Fund’s shares, determined as of immediately after the close of business on the Closing Date (the “Acquired Fund Shareholders”). The aggregate net asset value of such Acquiring Fund Shares to be so credited to such Acquired Fund Shareholders shall be equal to the aggregate net asset value of the outstanding classes of Shares of the Acquired Fund owned by such shareholders on the Closing Date. All issued and outstanding Shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund. The Acquiring Fund shall not issue certificates representing such Acquiring Fund Shares in connection with such exchange.

1.6.             Ownership of Acquiring Fund Shares of the Acquiring Fund will be shown on its books. Acquiring Fund Shares will be issued in the manner described in the Acquiring Fund’s current prospectus.

1.7.             Any reporting responsibility of the Acquired Fund including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the U.S. Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

1.8.             As soon as reasonably practicable after the Closing Date, the Acquired Fund shall make all filings and take all steps as shall be necessary and proper to effect its complete dissolution.

2.	VALUATION

2.1.             The value of the Assets shall be the value computed as of immediately after the close of business of the New York Stock Exchange (and after the declaration of any dividends) (such time and date being hereinafter called the “Valuation Date”), using the valuation procedures set forth in the Trust’s Declaration of Trust and then-current prospectus and statement of additional information with respect to the Acquiring Fund, and valuation procedures established by the Acquiring Fund’s Board.

2.2.             All computations of value shall be made by the Acquiring Fund’s accounting agent and shall be subject to review by the Acquired Fund’s accounting agent and by each Fund’s independent registered public accounting firm.

3.	CLOSING AND CLOSING DATE

3.1.             The Closing Date shall be held on March 24, 2023, or such other date as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time. The Closing shall be held at the offices of the Trust or at such other time and/or place as the parties may agree.

3.2.             The Trust shall direct Citibank, N.A., as custodian for the Acquired Fund (the “Custodian”), to deliver, at the Closing, a certificate of an authorized officer stating that: (i) the Assets shall have been delivered in proper form to the Acquiring Fund within two business days prior to or on the Closing Date; and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian to those persons at the Custodian who have primary responsibility for the safekeeping of the Assets of the Acquiring Fund for examination no later than five business days preceding the Closing Date, and shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Trust on behalf of the Acquired Fund, shall direct the Custodian to deliver as of the Closing Date by book entry, in accordance with the customary practices of the Custodian and any securities depository (as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (the “1940 Act”)) in which the Assets are deposited, the Acquired Fund’s portfolio securities and instruments deposited with such depositories. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

3.3.             The Trust shall direct Ultimus Fund Solutions, LLC (the “Transfer Agent”), on behalf of the Acquired Fund, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Acquired Fund, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

3.4.             In the event that on the Valuation Date: (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of the Trust, accurate appraisal of the value of the net assets of the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.	REPRESENTATIONS AND WARRANTIES

4.1.             The Trust, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund as follows:

(a)                The Acquired Fund is duly organized as a series of the Trust, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware, with power under the Trust’s Declaration of Trust and By-Laws to own all of its properties and assets and to carry on its business as it is presently being conducted;

(b)                The Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of shares of the Acquired Fund under the Securities Act of 1933, as amended (“1933 Act”), is in full force and effect;

(c)                No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the 1940 Act and such as may be required by state securities or blue sky laws;

(d)                The current prospectuses and statement of additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used during the three years previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not, or did not at the time of its use, include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)                On the Closing Date, the Acquired Fund will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund;

(f)                 The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in: (i) a material violation of the Trust’s Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust, on behalf of the Acquired Fund, is a party or by which it is bound, other than as disclosed to the Acquiring Fund; or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound, other than as disclosed to the Acquiring Fund;

(g)                All material contracts or other commitments of the Acquired Fund (other than this Agreement and certain investment contracts including options, futures and forward contracts) will terminate without liability, or will be continued with respect to the Acquired Fund as of the Closing Date;

(h)                Except as otherwise disclosed in writing by the Trust, on behalf of the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the best of its knowledge, threatened against the Trust, on behalf of the Acquired Fund, or any of the its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. Except as otherwise disclosed in writing by the Trust, on behalf of the Acquiring Fund, the Trust knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(i)                 The Statement of Assets and Liabilities and Schedule of Investments of the Acquired Fund as of March 31, 2022, and the related Statement of Operations, Changes in Net Assets and Financial Highlights for the periods then ended, have been audited by Ernst & Young LLP, an independent registered public accounting firm, included in its report dated May 23, 2022, and are in accordance with generally accepted accounting principles (“U.S. GAAP”) consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date, and the results of its operations and the changes in its net assets for the year then ended, in accordance with U.S. GAAP, and there are no known material contingent liabilities of the Acquired Fund required to be reflected on a statement of assets and liabilities (including the notes thereto) in accordance with U.S. GAAP as of such date not disclosed therein;

(j)                 Since March 31, 2022, there have not been any material adverse changes in the Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, in each case except as otherwise disclosed to the Acquiring Fund (for the purposes of this subparagraph (j), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund’s portfolio, the discharge of the Acquired Fund’s liabilities, or the redemption of Acquired Fund shares by shareholders of the Acquired Fund shall not constitute a material adverse change);

(k)                On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(l)                 For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has elected to be treated as such, and has been (or will be) eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code), to the extent applicable, that will have accrued through the Closing Date;

(m)              All issued and outstanding shares of the Acquired Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Trust, and have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3 of this Agreement. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor is there outstanding any security convertible into the Acquired Fund shares;

(n)                The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board of the Trust, on behalf of the Acquired Fund, and this Agreement will constitute a valid and binding obligation of the Acquired Fund, enforceable against the Acquired Fund in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles; and

(o)                The information to be furnished by the Acquired Fund for use in the registration statement and other documents filed or to be filed by the Trust with any federal, state or local regulatory authority which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respect.

4.2.             The Trust, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:

(a)                The Acquiring Fund is duly organized as a series of the Trust, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware, with power under the Trust’s Declaration of Trust and By-Laws to own all of its properties and assets and to carry on its business as it is presently being conducted;

(b)                The Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of the shares of the Acquiring Fund under the 1933 Act, is, or will be as of the Closing Date, in full force and effect;

(c)                No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

(d)                The current prospectuses and statement of additional information of the Acquiring Fund conforms in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)                The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in: (i) a material violation of the Trust’s Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust, on behalf of the Acquiring Fund, is a party or by which it is bound, other than as disclosed to the Acquired Fund; or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Trust, on behalf of the Acquiring Fund, is a party or by which it is bound, other than as disclosed to the Acquired Fund;

(f)                 No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the best of its knowledge, threatened against the Trust, on behalf of the Acquiring Fund, or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Trust, on behalf of the Acquiring Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(g)                All issued and outstanding shares of the Acquiring Fund are, and on the Closing Date will be duly and validly issued and outstanding, fully paid and non-assessable by the Trust and will be offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

(h)                The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of the Trust, on behalf of the Acquiring Fund, and this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable against the Acquiring Fund in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(i)                 The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will, on the Closing Date, have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable;

(j)                 The Trust is not under the jurisdiction of a Court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code;

(k)                The Acquiring Fund does not have any unamortized or unpaid organizational fees or expenses;

(l)                 On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns; and

(m)              For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will be eligible to do so and will do so for the taxable year including the Closing Date.

5.	COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

5.1.             The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include, without limitation, purchases and sales of portfolio securities, sales and redemptions of Acquired Fund shares, and the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

5.2.             The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.3.             The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares.

5.4.             Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.5.             As soon as is reasonably practicable after the Closing, the Acquired Fund will make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.

5.6.             The Acquiring Fund and the Acquired Fund shall each use commercially reasonable efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as reasonably practicable.

5.7.             The Trust, on behalf of the Acquired Fund, covenants that it will, from time to time after the Closing, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Trust, on behalf of the Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm: (a) the Trust’s, on behalf of the Acquired Fund’s, title to and possession of the Acquiring Fund’s Shares to be delivered hereunder, and (b) the Trust’s, on behalf of the Acquiring Fund’s, title to and possession of all the Assets.

5.8.             The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Trust, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at the Trust’s election, to the performance by the Trust, on behalf of the Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1.             All representations and warranties of the Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

6.2.             The Trust, on behalf of the Acquiring Fund, shall have delivered to the Acquired Fund a certificate executed in its name by its President or a Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Trust, on behalf of the Acquiring Fund, made in this Agreement are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement;

6.3.             The Trust, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Trust, on behalf of the Acquiring Fund, on or before the Closing Date;

6.4.             The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1 of this Agreement; and

6.5.             The Trust, on behalf of the Acquired Fund, shall have received on the Closing Date the opinion of Dechert LLP, counsel to the Trust (which may reasonably rely as to matters governed by the laws of the State of Delaware on an opinion of Delaware counsel and/or certificates of officers or Trustees of the Acquiring Fund), dated as of the Closing Date, covering the following points:

(a)                The Trust is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the power to own all of the Acquiring Fund’s properties and assets and to carry on its business, including that of the Acquiring Fund, as a registered investment company, and the Acquiring Fund has all necessary federal, state and local authorizations to carry on its business as now being conducted;

(b)                The Agreement has been duly authorized, executed and delivered by the Trust, on behalf of the Acquiring Fund, and, assuming due authorization, execution and delivery of the Agreement by the Trust, is a valid and binding obligation of the Trust, on behalf of the Acquiring Fund, enforceable against the Trust in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights generally and to general equity principles;

(c)                The Acquiring Fund Shares to be issued to the Acquired Fund Shareholders as provided by this Agreement are duly authorized, upon such delivery will be validly issued and outstanding, and are fully paid and non-assessable by the Trust, and no shareholder of the Acquiring Fund has any preemptive rights to subscription or purchase in respect thereof;

(d)                The execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a material violation of the Trust’s Declaration of Trust or By-Laws or any provision of any agreement (known to such counsel) to which the Trust is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which the Trust is a party or by which it is bound;

(e)                To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required to be obtained by the Trust in order to consummate the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws;

(f)                 The Trust is a registered investment company classified as a management company of the open-end type with respect to each series of shares it offers, including those of the Acquiring Fund, under the 1940 Act; its registration with the Commission as an investment company under the 1940 Act is in full force and effect; and the Acquiring Fund is a separate series of the Trust duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and Bylaws of the Trust and applicable law; and

(g)                To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Trust or the Acquiring Fund or any of their respective properties or assets and neither the Trust nor the Acquiring Fund are a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Trust, on behalf of the Acquiring Fund, to complete the transactions provided for herein shall be subject, at the Trust’s election, to the performance by the Trust, on behalf of the Acquired Fund, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1.             All representations and warranties of the Trust, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

7.2.             The Trust, on behalf of the Acquired Fund, shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s assets and liabilities, together with a list of portfolio securities of the Acquired Fund showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Trust;

7.3.             The Trust, on behalf of the Acquired Fund, shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by its President or a Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Trust, on behalf of the Acquired Fund, made in this Agreement are, in all material respects, true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement;

7.4.             The Trust, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Trust, on behalf of the Acquired Fund, on or before the Closing Date;

7.5.             The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1 of this Agreement; and

7.6.             The Trust, on behalf of the Acquiring Fund, shall have received on the Closing Date the opinion of Dechert LLP, counsel to the Trust (which may rely as to matters governed by the laws of the State of Delaware on an opinion of Delaware counsel and/or certificates of officers or Trustees of the Acquired Fund), covering the following points:

(a)                The Trust is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the power to own all of the Acquired Fund’s properties and assets, and to carry on its business, including that of the Acquired Fund, as presently conducted;

(b)                The Agreement has been duly authorized, executed and delivered by the Trust, on behalf of the Acquired Fund, and, assuming due authorization, execution and delivery of the Agreement by the Trust, is a valid and binding obligation of the Trust, on behalf of the Acquired Fund, enforceable against the Trust in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles;

(c)                The execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a material violation of the Trust’s Declaration of Trust or By-Laws or any provision of any agreement (known to such counsel) to which the Trust is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement not disclosed to the Trust, judgment or decree to which the Trust is a party or by which it is bound;

(d)                To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required to be obtained by the Trust in order to consummate the transactions contemplated herein, except such as have been obtained under the 1933 Act (assuming the availability of the exemption provided in Rule 145(a)(2) thereunder), the 1934 Act and the 1940 Act, and such as may be required under state securities or blue sky laws (other than those of the State of Delaware);

(e)                The Trust is a registered investment company classified as a management company of the open-end type with respect to each series of shares it offers, including those of the Acquired Fund, under the 1940 Act and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

(f)                 The outstanding shares of the Acquired Fund are registered under the 1933 Act, and such registration is in full force and effect; and

(g)                To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Trust or the Acquired Fund or any of their respective properties or assets, and neither the Trust nor the Acquired Fund are a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business.

7.7.             Prior to the Closing Date, the Acquired Fund shall have, to the extent applicable, declared and paid a dividend or dividends which, together with all previous dividends, shall have the effect of distributing: (i) all of the Acquired Fund’s investment company taxable income (plus the excess, if any, of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code) and all of its net realized capital gains for the taxable year ending on the Closing Date (computed without regard to any deduction for dividends paid); and (ii) any undistributed investment company taxable income (plus the excess, if any, of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code) and net realized capital gains from any prior period to the extent not otherwise already distributed.

7.8.             The Trust, on behalf of the Acquired Fund, shall have furnished to the Acquiring Fund, a certificate, signed by the President or any Vice President and the Treasurer or any Assistant Treasurer of the Trust, as to the adjusted tax basis in the hands of the Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement computed in accordance with applicable sections of the Code and, with respect to securities, showing a breakdown by purchase lot.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Acquired Fund, or with respect to the Acquiring Fund, respectively, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1.             On the Closing Date no action, suit or other proceeding shall be pending or, to its knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.2.             All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

8.3.             The Registration Statement on Form N-14 filed by the Trust on behalf of the Acquiring Fund shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

8.4.             The parties shall have received the opinion of Dechert LLP, counsel to the Acquiring Fund and the Acquired Fund, substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Plan shall constitute a tax-free reorganization for Federal income tax purposes. The delivery of such opinion is conditioned upon receipt by Dechert LLP of representations it shall request of the Acquiring Fund and the Acquired Fund. Notwithstanding anything herein to the contrary, the parties may not waive the condition set forth in this paragraph 8.4.

9.	INDEMNIFICATION

9.1.             The Trust, out of the Acquiring Fund’s assets and property, agrees to indemnify and hold harmless the Acquired Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

9.2.             The Trust agrees, out of the Acquired Fund’s assets and property, agrees to indemnify and hold harmless the Acquiring Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

10.	BROKERAGE FEES AND EXPENSES

10.1.          The Trust, on behalf of both the Acquiring Fund and the Acquired Fund, represents and warrants that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

10.2.          The expenses relating to the Reorganization will be borne by Weitz Investment Management, Inc. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, legal fees and accounting fees with respect to the Reorganization, and all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

11.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

11.1.          The Trust agrees that it has not made any representation, warranty or covenant, on behalf of either the Acquiring Fund or the Acquired Fund, not set forth herein and that this Agreement constitutes the entire agreement between the parties.

11.2.          The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

12.	TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned by resolution of the Trust’s Board, on behalf of either the Acquiring Fund or the Acquired Fund, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of the Board, make proceeding with the Agreement inadvisable.

13.	AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Trust, on behalf of either the Acquiring Fund or the Acquired Fund.

14.	NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, personal service or prepaid or certified mail addressed to the Funds at:

The Weitz Funds 1125 South 103rd Street, Suite 200 Omaha, Nebraska 68124-1071 Attn: James J. Boyne, Vice President

With a copy to:
Dechert LLP 1900 K Street, N.W. Washington, D.C. 20006 Attn: Patrick W.D. Turley, Esq.

15.	HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

15.1.          The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2.          This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3.          This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

THE WEITZ FUNDS,

on behalf of its series Weitz Partners Value Fund

By: _________________

Name: _______________

Title: ________________

THE WEITZ FUNDS,

On behalf of its series Weitz Hickory Fund

By: _________________

Name: _______________

Title: ________________

WEITZ INVESTMENT MANAGEMENT, INC. (solely with respect to Section 10.2)

By: _________________

Name: _______________

Title: ________________

EXHIBIT B

Partners Value Fund (the “Fund”)

SHAREHOLDER INFORMATION

(Investor Class Shares)

How to Choose a Share Class

The Fund offers two classes of shares: Investor Class and Institutional Class. As described below, the classes differ to the extent they bear certain class-specific minimums and expenses.

Investor Class

The minimum initial investment for Investor Class shares is $2,500. The Investor Class has no up-front sales charges or deferred sales charges. Your entire purchase price is invested in Investor Class shares at the net asset value (“NAV”) per share of the Investor Class.

Institutional Class

The minimum initial investment for Institutional Class shares is $1,000,000. The Institutional Class has no up-front sales charges or deferred sales charges. Your entire purchase price is invested in Institutional Class shares at the NAV per share of the Institutional Class.

The following are limited exceptions to this minimum initial investment requirement: (1) persons who hold shares across all the Funds of the Trust, in one or more accounts registered with the Funds’ Transfer Agent, with a total dollar value of more than $1,000,000; (2) for each Fund, persons (or family members living at the same address) who hold shares of the Fund, in one or more accounts registered with the Funds’ Transfer Agent, with a total dollar value of more than $1,000,000; (3) employees of Weitz Inc. and their families and (4) any other investor at the discretion of Fund management. Institutional Class shares may also be offered without regard to the minimum initial investment requirement to investors purchasing such shares through qualified plans, wrap fee accounts, fee-based programs or other accounts held by financial intermediaries which have entered into arrangements with the Funds’ Distributor to offer Institutional Class shares. The Funds reserve the right to further modify this minimum initial investment requirement and/or its exceptions from time to time, including the right to make additional exceptions on a case-by-case basis.

Converting from Investor Class to Institutional Class

If the current market value of your account in the Investor Class is at least $1,000,000 (or you otherwise qualify for Institutional Class shares), then you may elect to convert that account from Investor Class to Institutional Class shares on the basis of relative NAVs. Converting from Investor Class to Institutional Class may not be available at certain financial intermediaries, or there may be additional costs associated with this exchange as charged by your financial intermediary. Because the NAV per share of the Institutional Class may be higher or lower than that of the Investor Class at the time of conversion, although the total dollar value will be the same, a shareholder may receive more or less Institutional Class shares than the number of Investor Class shares converted. You may convert from Investor Class to Institutional Class shares by calling us at 888-859-0698 or by contacting your financial intermediary if you hold your investment in the Fund through a financial intermediary.

If the current market value of your Institutional Class shares account declines to less than $1,000,000 due to a redemption or exchange (or you are not otherwise qualified for Institutional Class shares), then we reserve the right to convert your Institutional Class shares into Investor Class shares on the basis of relative NAVs. Although the total dollar value will be the same, a shareholder may receive more or less Investor Class shares than the number of Institutional Class shares converted.

A conversion from Investor Class shares to Institutional Class shares, or from Institutional Class shares to Investor Class shares, pursuant to the preceding paragraphs, should generally not be a taxable exchange for federal income tax purposes.

Investing Through an Intermediary

If you invest through a third party such as a bank, broker-dealer, trust company or other financial intermediary, rather than directly with the Fund, certain purchase and redemption policies, fees, and minimum investment amounts may differ from those described in this Prospectus, including possible fees for purchasing shares. The Fund may also participate in programs with national brokerage firms that limit or eliminate a shareholder’s transaction fees, and the Fund (and/or its Investor Class or Institutional Class, as applicable) may pay administrative fees to these firms in return for services provided by these programs to the Fund.

Weitz Inc. and/or the Distributor may pay compensation (out of their own resources and not as an expense of the Fund) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries or service providers in connection with the sale or retention of Fund shares. This compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of shares of the Fund over other investment options. Any such payments will not change the NAV or the price of the Fund’s shares.

Purchasing Shares

The minimum investment required to open an Institutional Class account in the Fund is $1,000,000. For limited exceptions, see “Institutional Class” above. The minimum investment required to open an Investor Class account in the Fund is $2,500. The minimum investment required to open an account in any other Fund of the Trust is $2,500. The subsequent minimum investment requirement (for all Funds of the Trust and all classes) is $25.

We reserve the right, at our sole discretion, to reject any order or subsequent purchase, to waive initial investment minimums for new accounts and to modify investment minimums from time to time. All purchase orders are subject to acceptance by authorized officers of Weitz Funds and are not binding until so accepted. Ultimus Fund Solutions, LLC (“Ultimus”) is the transfer agent for Weitz Funds. Any checks received directly by Weitz Funds at its business address will be forwarded promptly to Ultimus and processed when received by Ultimus. Transactions made through your broker-dealer or other financial intermediary may be subject to charges imposed by the broker-dealer or financial intermediary, who may also impose higher initial or additional amounts for investment than those established by the Funds.

Opening a Regular New Account

•	By Mail You can open a new account by:
o	Completing and signing a Weitz Funds purchase application;
o	Enclosing a check made payable to Weitz Funds. We do not accept cash, money orders, post-dated checks, travelers checks, third-party checks, credit card convenience checks, starter checks, instant loan checks, checks drawn on banks outside the U.S. or other checks deemed to be high risk checks;

o	Mailing the application and the check to:

By Mail:

Weitz Funds

c/o Ultimus Fund Solutions, LLC

P.O. Box 541150

Omaha, NE 68154

By Certified or Overnight Delivery:

Weitz Funds

c/o Ultimus Fund Solutions, LLC

4221 North 203rd Street, Suite 100

Elkhorn, NE 68022-3474

o	Providing other supporting legal documents that may be required in the case of estates, trusts, guardianships, custodianships, partnerships, corporations and certain other accounts.
•	By Internet

You can open a new account at weitzinvestments.com. In order to complete an online purchase, you will need to provide electronic bank transfer instructions and certain identification information. There is a limit of $100,000 per day for online purchase transactions through our website. Certain account types are not available for online account access.

Opening a Retirement Account

Certain individuals may be eligible to open a traditional IRA, Roth IRA or SEP IRA. In addition, existing IRA accounts and certain qualified pension and profit sharing plans can be rolled over or transferred into a new IRA account, which can be invested in shares of one or more of the Funds of the Trust. You can request information about establishing an IRA by calling us at 888-859-0698.

•	By Mail You can open a new IRA account by:
o	Completing the IRA application and the transfer form, if applicable; and
o	Mailing the forms to the address shown above under “Opening a Regular New Account.”
•	By Internet

Traditional IRA accounts and Roth IRA accounts can be opened online at weitzinvestments.com. IRA accounts may be charged an annual maintenance fee.

Shares of the Fund may also be purchased as an investment in other types of pension or profit sharing plans. Although Weitz Funds will endeavor to provide assistance to shareholders who are participants in such plans, it does not have forms of such plans for adoption and does not undertake to offer advice relating to the establishment of such plans or compliance with the ongoing requirements for such plans. Plan participants should seek the guidance of a professional adviser before investing retirement monies in shares of the Fund.

Purchasing Shares of a Fund

You pay no sales charge when you purchase shares of the Fund. The price you pay for the Fund’s shares is the respective Fund’s net asset value (“NAV”) per share which is calculated once each day generally as of the close of trading on the New York Stock Exchange (“NYSE”) (ordinarily 3:00 p.m. Central Time) on days on which the exchange is open for business. The NYSE is closed on Saturdays and Sundays and on the following holidays (as observed): New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. If your purchase request is received in good order on any day prior to such time, your purchase price will be the NAV calculated on that day. If your purchase request is received in good order on any day after such time, your purchase price will be the NAV calculated on the next business day. We cannot hold investments to be processed at a later date. The shares you purchase must be qualified for sale in your state of residence. You should purchase shares of the Fund only if you intend to be a patient, long-term investor. Excessive trading into or out of the Fund may harm the Fund’s performance by disrupting the portfolio management process. Such trading may also increase expenses for other shareholders. If you engage in this type of activity, your trading privileges may be suspended or terminated. All purchases are subject to acceptance by the Fund and the Fund reserves the right to reject any purchase in order to prevent transactions considered to be harmful to existing shareholders. See “Frequent Trading Policy” for additional information about the Fund’s policy with respect to frequent or excessive trading.

You can purchase Fund shares in the following ways:

•	By Mail You can purchase additional shares in an existing account by:
o	Sending a check made payable to Weitz Funds. We do not accept cash, money orders, post-dated checks, travelers checks, third-party checks, credit card convenience checks, starter checks, instant loan checks, checks drawn on banks outside the U.S. or other checks deemed to be high risk checks;
o	Completing the information on the remittance stub which is the bottom portion of your most recent transaction statement; and
o	Mailing the check and remittance stub to:

By Mail:

c/o Ultimus Fund Solutions, LLC

P.O. Box 541150

Omaha, NE 68154

By Certified or Overnight Delivery:

Weitz Funds

c/o Ultimus Fund Solutions, LLC

4221 North 203rd Street, Suite 100

Elkhorn, NE 68022-3474

o   If the remittance stub is not available, indicate on your check or on a separate piece of paper your account name, address and account number.

•	By Wire

You can purchase shares with payment by bank wire by calling us at 888-859-0698 and furnishing your account name, address and account number together with the amount being wired and the name of the wiring bank. Additional instructions may be provided to you.

If you are purchasing shares by wire for a new account, you must send a completed purchase application to Weitz Funds at the address set forth above prior to wiring your payment.

Weitz Funds will not be responsible for the consequences of delays in the bank or Federal Reserve wire system. Banks may impose a charge for the wire transfer of funds.

•	By Internet

If you have an existing account directly with Weitz Funds and you have established a User ID for your account, you can purchase additional Fund shares at weitzinvestments.com. You also need to have established electronic bank transfer instructions to purchase shares online. There is a limit of $100,000 per day for online purchase transactions through our website. If your order is accepted after the close of regular trading on the NYSE, or on a day the NYSE is not open for regular trading, your purchase price will be the NAV as computed on the next business day. Payment for Internet share purchases can only be made through your electronic bank transfer instructions. If you have not previously established electronic bank transfer instructions for your account, you can do so at weitzinvestments.com, or by calling us at 888-859-0698.

•	By Telephone

If you have an existing account directly with Weitz Funds and you have established electronic bank transfer instructions, you can purchase additional shares of the Fund over the telephone. If your order is received after the close of regular trading on the NYSE, or on a day the NYSE is not open for regular trading, your purchase price will be the NAV as computed on the next business day. Payment for telephone share purchases can only be made through your electronic bank transfer instructions or by wire. If you have not previously established banking instructions for your account, you can do so at weitzinvestments.com, or by calling us at 888-859-0698. If an account has multiple owners, we may rely on the instructions of any one account owner. A telephone purchase request in good order should include the following:

o	Your account name, account number and Fund name;
o	The amount of the purchase being requested (specified in dollars); and
o	Other identifying information which is requested.

Please retain the confirmation number assigned to your telephone purchase as proof of your trade. We reserve the right to (i) refuse a telephone purchase if we believe it is advisable to do so; and (ii) revise or terminate the telephone purchase privilege at any time.

•	By Automatic Investment

At any time after you open an account, you can choose to make automatic investments in Fund shares (subject to the required minimum investment) at regular intervals (if any such day is not a business day, then on the next following business day) by sending a voided check from your bank account or by establishing electronic bank transfer instructions. You can add or cancel the automatic investment service or change the amount of the automatic investment by calling or sending a written request to Weitz Funds or at weitzinvestments.com. Your request must be received at least three business days prior to the effective date of the change.

Funding Your Account

If your check is returned because of insufficient funds or because you have stopped payment on the check, or if your electronic bank transfer investment transaction is returned by the bank, you will be responsible for any losses sustained by the Fund as a result of a decline in the net asset value when the shares issued are cancelled. In addition, a fee of $25 will be assessed for returned payments. If you are an existing shareholder, losses and fees may be collected by redeeming shares from your account. Fund shares purchased by check or via electronic bank transfer cannot be redeemed until 15 days after the date of such purchase.

Purchasing Through Others

Shares of the Fund may also be purchased through certain broker-dealers or other financial intermediaries that have entered into selling agreements or related arrangements with Weitz Inc. or its affiliates. If you invest through such entities, you must follow their procedures for buying and selling shares. Please note that such financial intermediaries may charge you fees in connection with purchases of Fund shares and may require a minimum investment amount different from that required by the Fund. Such broker-dealers or financial intermediaries are authorized to designate other intermediaries to accept purchase and redemption orders on behalf of the Fund. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s designee receives the order. The broker-dealer or financial intermediary generally has the responsibility of sending prospectuses, shareholder reports, statements and tax forms to their clients. Weitz Inc. may, from time to time, make payments to broker-dealers or other financial intermediaries for certain services to the Fund and/or its shareholders, including sub-administration, sub-transfer agency and shareholder servicing.

Redeeming Shares

Redemption Procedures

Shares will be redeemed at the NAV next determined after receipt of a redemption request in good order. If your redemption request is received in good order on any day prior to the close of the NYSE (ordinarily 3:00 p.m. Central Time) on days on which the exchange is open for business, shares will be redeemed at the NAV calculated on that day. If your redemption request is received in good order after such time, shares will be redeemed at the NAV calculated on the next business day. Weitz Funds must have received payment for the shares being redeemed and may delay the redemption payment (normally not more than 15 days) until the purchase funds have cleared. You can call us at 888-859-0698 if you have questions about the requirements for redemption requests.

You can redeem Fund shares in the following ways:

•	By Written Request

You can redeem Fund shares by sending a redemption request in writing to Weitz Funds. A written redemption request in good order should include the following:

o	Your account name, account number and Fund name;
o	The amount of the redemption being requested (specified in dollars or shares);
o	The signature of all account owners exactly as they are registered on the account; if you are a corporate or trust shareholder, the signature must be of an authorized person with an indication of the capacity in which such person is signing (At its discretion, Weitz Funds may accept a digital signature);
o	A signature guarantee, if required; and
o	Other supporting legal documents that may be required in the case of estates, trusts, guardianships, custodianships, partnerships, corporations and certain other accounts.

You can call us at 888-859-0698 for information on which documents may be required.

Written redemption requests can be sent by mail or facsimile transmission to:

By Mail:

c/o Ultimus Fund Solutions, LLC

P.O. Box 541150

Omaha, NE 68154

By Certified or Overnight Delivery:

Weitz Funds

c/o Ultimus Fund Solutions, LLC

4221 North 203rd Street, Suite 100

Elkhorn, NE 68022-3474

By Facsimile:

402-963-9094

•	By Telephone Request

If you have an account directly with Weitz Funds, you can redeem Fund shares over the telephone up to $100,000 per day. The ability to redeem shares by telephone is automatically established on your account unless you request otherwise. A telephone redemption request can be made by calling 888-859-0698. If an account has multiple owners, Weitz Funds may rely on the instructions of any one account owner. If you own an IRA, you will be asked whether or not the Fund(s) should withhold federal income tax. A telephone redemption request in good order should include the following:

o	Your account name, account number and Fund name;
o	The amount of the redemption being requested (specified in dollars or shares); and
o	Other identifying information which is requested.

Please retain the confirmation number assigned to your telephone redemption as proof of your trade. Weitz Funds reserve the right to (i) refuse a telephone redemption if we believe it is advisable to do so; and (ii) revise or terminate the telephone redemption privilege at any time.

•	By Internet

If you have an account directly with Weitz Funds and you have established a User ID, you can redeem Fund shares at weitzinvestments.com, up to $100,000 per day. Redemptions cannot be made via the website from corporate accounts or certain other accounts. If your order is accepted after the close of regular trading on the NYSE, or on a day the NYSE is not open for regular trading, your redemption price will be the NAV as computed on the next business day.

Redemption Payments

The Fund typically expects to make a payment for shares redeemed to a redeeming shareholder within two business days following receipt of a shareholder redemption request in good order. However, the Fund may take up to seven days to pay sale proceeds. Payment will normally be made by check or, if you have established electronic bank transfer instructions, you can request to receive your redemption proceeds via electronic bank transfer or by wire to the bank account of record. If you have not previously established electronic bank transfer instructions for your account, payment may also be made by wire transfer in accordance with wire instructions provided in writing to Weitz Funds, accompanied by a signature guarantee if required. Weitz Funds reserve the right to require you to pay for the cost of transmitting the wire transfer. Your bank may also impose a charge to receive the wire transfer. We can send a redemption check by overnight delivery. A fee of $35 will be assessed to pay for the cost of shipping.

To protect you and Weitz Funds, we may require a signature guarantee for any redemption request received within 15 days of an address change. We reserve the right to require a signature guarantee on any redemption.

A redemption of shares is treated as a sale for tax purposes and will generally result in a short-term or long-term capital gain or loss, depending on how long you have owned the shares.

If the Post Office cannot deliver your check, or if your check remains uncashed for six months, we reserve the right to reinvest your redemption proceeds in your account at the then current net asset value.

•	Methods to Meet Redemptions

Under normal market conditions, the Fund expects to meet redemption requests through the use of holdings of cash or cash equivalents or by the sale of portfolio securities. In unusual or stressed market conditions, or as Weitz Funds deems appropriate, the Fund may also utilize a credit facility to meet redemptions, if necessary. As further discussed below, the Fund also reserves the right to meet redemption requests through an in-kind distribution of portfolio securities instead of cash under certain circumstances as further described below.

•	Other Redemption Information

Redemption payments normally will be made wholly in cash. The Fund may, however, redeem its shares through the distribution of portfolio securities if and to the extent that redemptions by the same shareholder during any 90-day period exceed the lesser of (i) $250,000, or (ii) one percent of the net assets of the respective Fund at the beginning of the period. Shareholders whose shares are redeemed in kind may be subject to brokerage commissions or other transaction charges, as well as taxable gains, upon the resale of the distributed securities. In addition, a redemption in portfolio securities would be treated as taxable event and may result in the recognition of gain or loss for federal income tax purposes.

Weitz Funds may suspend redemptions or postpone payment: (i) at times when the NYSE is closed for other than weekends or holidays; (ii) under emergency circumstances as permitted by the SEC or (iii) to the extent otherwise permitted by applicable laws or regulations.

Exchanging Shares

You can exchange shares of the Fund for shares of another Weitz Fund. Exchanges will only be made between accounts with identical registrations. All exchange transactions are subject to the minimum investment requirements for the applicable Fund and/or share class. The ability to initiate such exchanges by telephone is automatically established on your account unless you request otherwise. If you have established a User ID, you can submit an order to exchange shares at weitzinvestments.com. You can also request the exchange of shares by telephone or in writing in the following manner:

o	Provide the name of the Funds, the account name, account number and the dollar amount of shares to be exchanged; and
o	Other identifying information which is requested.

If your order is accepted after the close of regular trading on the NYSE, or on a day the NYSE is not open for regular trading, your redemption price of the redeemed Fund and purchase price of the purchased Fund will be their respective NAV as computed on the next business day.

You should be aware that although there are no sales commissions or other transaction fees related to exchanging shares, such an exchange is treated as a sale of shares from the Fund and the purchase of shares of the other Fund and any gain or loss on the transaction will be reportable on your tax return unless the shares were held in a tax-deferred account. The price for the shares being exchanged will be the net asset value of the shares next determined after your exchange request is received.

Weitz Funds reserve the right to (i) refuse a telephone exchange if they believe it is advisable to do so; and (ii) revise or terminate the telephone exchange privilege at any time.

You should purchase shares of Weitz Funds only if you intend to be a patient, long-term investor.

The exchange privilege is offered as a convenience to shareholders and is not intended to be a means of speculating on short-term movements in securities prices. Weitz Funds reserve the right at any time to suspend, limit, modify or terminate exchange privileges in order to prevent transactions considered to be harmful to existing shareholders. See “Frequent Trading Policy” for additional information about Weitz Funds’ policy with respect to frequent or excessive trading.

For transfers from Investor Class to Institutional Class (or vice versa), see “How to Choose a Share Class—Converting from Investor Class to Institutional Class.”

Shareholder Account Policies and Maintenance

Changing Your Address

You can change the address on your account by sending a request to Weitz Funds. Written requests must be signed by all registered owners of the account and should include your account name(s), account number(s) and both the new and old addresses. Requests may also be made by telephone or online at weitzinvestments.com. To protect you and Weitz Funds, we may require a signature guarantee for any redemption request received within 15 days of an address change.

Confirmations

Each time you purchase, redeem or exchange shares, you will receive a confirmation of the transaction from Weitz Funds. At the end of each calendar quarter you will receive a statement which will include information on activity in your account. You should review your confirmations and statements for accuracy and report any discrepancies to us promptly.

Shareholder Reports

Weitz Funds will make available periodic reports from the portfolio managers. The annual report for Weitz Funds will include the Fund’s audited financial statements for the previous fiscal year, and the semi-annual report will include unaudited financial statements.

Electronic Delivery of Reports and Prospectuses

The Fund’s annual reports and semi-annual reports will be made available on weitzinvestments.com, and paper copies will not be mailed to shareholders unless specifically requested. Shareholders will be notified by mail each time a report is posted, and the mailing will provide a website link to access the report. You may elect to receive these notices online instead of in the mail. You may also elect to receive prospectuses online instead of in the mail. By electing to receive documents electronically, you will save trees and get the documents faster, and also help us reduce Fund expenses, which could lower your investment costs. You can make these elections at weitzinvestments.com.

Quarterly Statements

In order to reduce the number of mailings we send, we package account statements into a single evelope based on an account’s primary Tax ID and mailing address.

Important Information About Procedures for Opening an Account

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including Weitz Funds, to obtain, verify and record information that identifies each customer (as defined in the Department of Treasury’s Customer Identification Program for Mutual Funds) who opens an account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.

What this means for you is that we must obtain the following information for each customer who opens an account:

o	Name;
o	Date of birth (for individuals);
o	Physical residential address (not post office boxes); and
o	Taxpayer Identification Number such as Social Security Number or other identifying number.

Following receipt of your information, Weitz Funds will follow our Customer Identification Program to attempt to verify your identity. You may be asked to provide certain other documentation (such as a driver’s license or a passport) in order to verify your identity. If you are opening an account for a legal entity (e.g., partnership, limited liability company, business trust, corporation or other non-natural persons) you must supply the identity or identities of the ultimate beneficial owner(s) of the legal entity. We will also follow our Customer Identification Program to obtain, verify and record the identity of persons authorized to act on accounts for such non-natural persons. Any documents requested in connection with the opening of an account will be utilized solely to establish the identity of customers in accordance with the requirements of law.

Federal law prohibits Weitz Funds and other financial institutions from opening accounts unless the minimum identifying information is received. We are also required to verify the identity of the new customer under our Customer Identification Program and may be required to reject a new account application, close your account or take other steps as they deem reasonable if they are unable to verify your identity. If an account is closed, the shares in that account will be redeemed at the net asset value determined on the redemption date.

Telephone and Internet Account Access Information

Telephone conversations with Weitz Funds may be recorded or monitored for verification, recordkeeping and quality assurance purposes. You may obtain personal account information:

o	On Weitz Funds’ website, weitzinvestments.com; or
o	By calling us at 888-859-0698.

Your account information should be kept private and you should immediately review any confirmations or account statements that you receive from Weitz Funds. We have established certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. We also suggest you make a note of any confirmation numbers you receive when using our website. If we follow our policies and procedures, Weitz Funds and its agents generally will not be responsible for any losses or costs incurred by following telephone or Internet instructions that we reasonably believe to be genuine. There may also be delays, malfunctions or other inconveniences, or times when the website is not available for Fund transactions or other purposes. If this occurs, you should consider using other methods to purchase, redeem or exchange shares. If we believe it is in the best interest of all shareholders, we may modify or discontinue telephone and/or online transactions without notice.

Accounts with Small Balances

We reserve the right to redeem any account balance in cases where the account balance in the Fund falls below $2,500. Shareholders will be notified in writing at least 60 days prior to the redemption of their account due to an account balance falling below $2,500. Such redemptions will reduce unnecessary administrative expenses and therefore, benefit the majority of shareholders.

Frequent Trading Policy

The Fund is intended for long-term investors and not for those who wish to trade frequently in Fund shares. Frequent trading into and out of the Fund can have adverse consequences for that Fund and for long-term shareholders in the Fund. We believe that frequent or excessive short-term trading activity by shareholders of the Fund may be detrimental to long-term investors because those activities may, among other things: (a) dilute the value of shares held by long-term shareholders; (b) cause the Fund to maintain larger cash positions than would otherwise be necessary; (c) increase brokerage commissions and related costs and expenses; and (d) incur additional tax liability. The Fund therefore discourages frequent purchase and redemptions by shareholders and does not make any effort to accommodate this practice. To protect against frequent or excessive short-term trading, the Board of Trustees of Weitz Funds has adopted policies and procedures that are intended to permit the Fund to curtail such activity by shareholders. At the present time we do not impose limits on the frequency of purchases and redemptions, nor do we limit the number of exchanges into any of the Funds of the Trust based upon the determination by the Board of Trustees that due to the nature of the Funds’ investment objectives, they are generally subject to minimal risks of frequent trading. We reserve the right, however, to impose certain limitations at any time with respect to trading in shares of the Fund, including suspending or terminating trading privileges in Fund shares, for any investor whom we believe has a history of abusive trading or whose trading, in our judgment, has been or may be disruptive to the Funds. It may not be feasible for us to prevent or detect every potential instance of abusive or excessive short-term trading.

Pricing of Shares

The Fund’s net asset value per share is determined once each day generally as of the close of trading on the NYSE (ordinarily 3:00 p.m. Central Time) on days on which the NYSE is open for business. If the NYSE is closed due to weather or other extenuating circumstances on a day it would typically be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the Fund reserves the right to treat such day as a business day and accept purchase and redemption orders and calculate its share price as of the normally scheduled close of regular trading on the NYSE for that day. The NYSE is closed on Saturdays and Sundays and on the following holidays (as observed): New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The net asset value of the Fund is generally based on the market value of the securities in the Fund. If market values are not readily available or are deemed to be unreliable, such as with respect to restricted securities, private placements or other types of illiquid securities, the securities will be valued using valuation procedures approved by Weitz Funds’ Board of Trustees. These valuation procedures permit the Board to establish values for such securities based upon a good faith estimation of the fair market value of the subject security. As a result of relying on these valuation procedures, Weitz Funds may, therefore, utilize a valuation for a given security that is different from the value actually realized upon the eventual sale of the security.

Distributions and Taxes

Shareholder Distributions

You will receive distributions from the Fund which are your share of the Fund’s net income and gain on its investments. The Fund passes substantially all of its earnings along to its shareholders in the form of distributions. Distributions are generally paid annually in December of each year. You will receive your distributions from the Fund in additional shares of the Fund unless you choose to receive your distributions in cash. If you wish to change your instructions, you may notify us in writing, at weitzinvestments.com, or by calling us at 888-859-0698. If an account has multiple owners, we may rely on the instructions of any one account owner. Cash payment of distributions, if requested, will generally be mailed within five business days of the date such distributions are paid. If you have elected to receive distributions in cash and your check is returned as undeliverable, you will not receive interest on amounts represented by the uncashed check.

If the Post Office cannot deliver your check, or if your check remains uncashed for six months, we reserve the right to reinvest your distribution proceeds in your account at the then current net asset value.

Taxation of Distributions

The Fund generally will not have to pay income tax on amounts it distributes to shareholders, although distributions paid to shareholders by the Fund are taxable to most investors (unless your investment is in an IRA or other tax-advantaged account or the distribution is derived from tax-exempt income and is reported as an “exempt-interest dividend”). Distributions are taxable regardless of how long you have owned shares of the Fund and whether your distributions are reinvested in shares of the Fund or paid to you in cash. Distributions that are derived from net long-term capital gains from the sale of securities the Fund owned for more than one year generally will be taxed as long-term capital gains. All other distributions, including short-term capital gains, generally will be taxed as ordinary income, except for qualifying dividends, as described below.

Each calendar year we will send you the information you will need to report on your tax return regarding the amount and type of distributions you may have received in the previous year.

Current tax law generally provides for a maximum tax rate for individual and other noncorporate taxpayers of 15% or 20% (depending on whether an individual’s income exceeds certain threshold amounts) on long-term capital gains and on income from certain qualifying dividends on certain corporate stock. A noncorporate shareholder will also have to satisfy a more than 60 day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate. These rate reductions do not apply to corporate taxpayers.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Funds and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s

“modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust), exceeds certain threshold amounts.

Distributions from the Fund that include income from certain U.S. Treasury or certain other federal obligations may be exempt from state income taxes. State law varies as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax.

Taxation of Sales and Exchanges; Cost Basis Reporting

If you sell shares of the Fund or exchange shares of the Fund for shares of another Weitz Fund, you will generally recognize a gain or loss, unless your investment is held in a tax-deferred account. The gain or loss will generally be determined by subtracting your cost basis in the shares from the redemption proceeds or the value of shares received. Generally, cost basis is the original purchase price plus the price at which any distributions may have been reinvested. The gain or loss will generally be capital gain or loss and will be long-term capital gain or loss if you hold your shares for more than one year. If you sell shares held for less than six months with respect to which you have received a capital gains distribution, any loss on the sale of such shares will be a long-term capital loss to the extent of such capital gains distribution. You should keep your annual account statements so that you or your tax advisor will be able to properly determine the amount of any taxable gain.

If you acquire shares in the Fund on or after January 1, 2012 (such shares are generally referred to as “covered shares”), and sell or exchange them after that date, the Fund is generally required to report cost basis information to you and the Internal Revenue Service (the “IRS”) annually. The Fund will compute the cost basis of your covered shares using the “average cost method,” which is the Fund’s “default method,” unless you have selected a different method, or you choose to specifically identify your shares at the time of each sale or exchange. If your account is held by your financial advisor or other broker-dealer, that firm may select a different default method. In these cases, please contact the firm to obtain information with respect to the available methods and elections for your account. You should carefully review the cost basis information provided by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on your federal and state income tax returns. If you have any questions, you may call us at 888-859-0698.

Backup Withholding

Federal law requires the Fund to withhold a portion of distributions and/or proceeds from redemptions (currently at a rate of 24%) if you fail to provide a correct tax identification number or to certify that you are not subject to backup withholding or if the Fund has been notified by the IRS that you are subject to backup withholding. These certifications must be made on your application or on Form W-9, which may be requested by calling us at 888-859-0698.

Other Taxation

The Fund will generally withhold 30% (or lower applicable treaty rate) on distributions made to shareholders that are not citizens or residents of the United States.

This section relates only to federal income tax; the consequences under other tax laws may differ. Shareholders should consult their tax advisers as to the possible application of foreign, state and local income tax laws to Fund dividends and capital distributions. See the Statement of Additional Information for additional information regarding the tax aspects of investing in Weitz Funds.

Buying Shares Prior to a Distribution

You should consider the tax implications of buying shares of the Fund immediately prior to a distribution. If you purchase shares shortly before the record date for a distribution, you will pay a price for such shares that include the value of the anticipated distribution and you will generally be taxed on the distribution when it is received even though the distribution represents a return of a portion of the purchase price.

Additional Information

Code of Ethics

Weitz Funds, Weitz Inc. and Weitz Securities, Inc. have each adopted a written Code of Ethics which, among other things:

•	Requires all employees to obtain preclearance before executing personal securities transactions;
•	Requires all employees to report personal securities transactions at the end of each quarter;
•	Requires all employees to report personal securities holdings annually;
•	Restricts certain personnel from trading in a security if trades in that security are made for client accounts;
•	Prohibits certain personnel from profiting from the purchase and sale (or sale and purchase) of the same security within a period of 60 days from the original sale or purchase, as the case may be, of such security; and
•	Prohibits market-timing the Funds and/or front-running client transactions or trading in the Funds on the basis of material non-public information.

Weitz Funds’ Board of Trustees reviews the administration of the Code of Ethics annually and may impose penalties for violations of the Code. Weitz Funds’ Code of Ethics is on public file with and available from the Securities and Exchange Commission.

STATEMENT OF ADDITIONAL INFORMATION

TO THE

REGISTRATION STATEMENT ON FORM N-14 FILED BY:

The Weitz Funds

on behalf of its series Partners Value Fund

Suite 200

1125 South 103rd Street

Omaha, NE 68124-1071

402-391-1980

This Statement of Additional Information, which is not a prospectus and should be read in conjunction with the Information Statement/Prospectus dated February [ ], 2023, relating specifically to the proposed reorganization (the “Reorganization”) of Weitz Hickory Fund (the “Acquired Fund”) with and into Weitz Partners Value Fund (the “Acquiring Fund”)(the “Information Statement/Prospectus”). Copies of the Information Statement/Prospectus may be obtained at no charge by calling the Fund at 1-888-859-0698.

TABLE OF CONTENTS

PAGE
GENERAL INFORMATION	2
INCORPORATION OF DOCUMENTS BY REFERENCE INTO THE
STATEMENT OF ADDITIONAL INFORMATION
SUPPLEMENTAL FINANCIAL INFORMATION	2

GENERAL INFORMATION

This Statement of Additional Information relates to: (a) the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange for: (i) Investor Class Shares of the Acquiring Fund with an aggregate net asset value per class equal to the aggregate net asset value of the Shares of the Acquired Fund, and (ii) the Acquiring Fund’s assumption of all of the liabilities of the Acquired Fund; followed by (b) the liquidating distribution by the Acquired Fund to its shareholders of the shares of the Acquiring Fund received in the exchange in proportion to the shareholders’ holdings shares of the Acquired Fund. Further information is included in the Information Statement/Prospectus and in the documents listed below, which are incorporated by reference into this Statement of Additional Information.

INCORPORATION OF DOCUMENTS BY REFERENCE INTO THE STATEMENT OF ADDITIONAL INFORMATION

The Acquiring Fund and the Acquired Funds are both separate investment series of The Weitz Funds. This Statement of Additional Information incorporates by reference the following documents, which have been filed with the U.S. Securities and Exchange Commission and will be sent to any shareholder requesting this Statement of Additional Information:

•	Statement of Additional Information dated July 29, 2022, as supplemented and restated October 24, 2022 for both the Acquiring Fund and the Acquired Fund, (File Nos. 811-21410 and 333-107797).
•	The audited financial statements and related report of the independent public accounting firm included in the Annual Report to Shareholders for both the Acquiring Fund and the Acquired Fund for the fiscal year ended March 31, 2022 (the “Funds’ Annual Report”). Only the audited financial statements and related report of the independent registered public accounting firm included in the Funds’ Annual Report are incorporated herein by reference and no other parts of the Funds’ Annual Report are incorporated by reference.
•	The unaudited financial statements included in the Semi-Annual Report to Shareholders for both the Acquiring Fund and the Acquired Fund for the semi-annual period ended September 30, 2022 (the “Funds’ Semi-Annual Report”). Only the unaudited financial statements included in the Funds’ Semi-Annual Report are incorporated herein by reference and no other parts of the Funds’ Semi-Annual Report are incorporated by reference.

SUPPLEMENTAL FINANCIAL INFORMATION

A table showing the fees and expenses of the Acquiring Fund and the Acquired Fund and the fees and expenses of the Acquiring Fund on a pro forma basis after giving effect to the proposed Reorganization is included in the section titled “Comparison of Fees and Expenses” of the Information Statement/Prospectus.

The Reorganization is not expected to result in a material change to the Acquired Fund’s investment portfolio due to the investment restrictions of the Acquiring Fund. Accordingly, a schedule of investments of the Acquired Fund modified to reflect such change is not included.

Additionally, there are no material differences in accounting policies of the Acquired Fund as compared to those of the Acquiring Fund.

PART C: OTHER INFORMATION

Item 15.	Indemnification

Reference is made to Article VII Section 3 in the Registrant’s Declaration of Trust which is incorporated by reference herein. In addition to the indemnification provisions contained in the Registrant’s Declaration of Trust, there are also indemnification and hold harmless provisions contained in the Investment Advisory Agreement, Distribution Agreement, Administration Agreement and Custodian Agreement.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act, and therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Item 16.	Exhibits
Exhibit No.	Description
(1)(a)	Certificate of Trust of the Registrant(1)
(b)	Declaration of Trust of the Registrant(1)
(2)	By-Laws of the Registrant(1)
(3)	Voting trust agreement - not applicable
(4)	Agreement and Plan of Reorganization is attached hereto as Appendix A to the Information Statement/Prospectus filed herewith
(5)	Certificates for Shares are not issued
(6)(a)	Management and Investment Advisory Agreement with Weitz Investment Management, Inc. for Partners Value Fund(2)
(6)(b)	Amended Expense Limitation Agreement with Weitz Investment Management, Inc. for Partners Value Fund Investor Class Shares(2)
(7)	Distribution Agreement between the Registrant and Weitz Securities, Inc.(3)
(8)	Not applicable
(9)	Global Custodial Services Agreement with Citibank, N.A.(3)
(10)(a)	Amended Administrative Services Plan for Investor Class Shares(4)
(10)(b)	Amended Plan Pursuant to Rule 18f-3(4)
(11)	Opinion and Consent of Dechert LLP regarding legality of issuance of shares and other matters (filed herewith)
(12)	Form of Opinion and Consent of Dechert LLP regarding tax matters (filed herewith)
(13)(a)	Business Administration Agreement(5)

(13)(c)	Services Agreement with Citi Fund Services Ohio, Inc.(4)
(13)(d)	Transfer Agency Services Agreement with Ultimus Fund Solutions, LLC(2)
(14)(a)	Consent of Ernst & Young LLP (filed herewith)
(15)	Not applicable
(16)	Powers of Attorney (filed herewith)

(1)	Incorporated by reference to the Registrant’s Initial Registration Statement on Form N-1A filed on August 8, 2003.
(2)	Incorporated by reference to the Registrant’s Post-Effective Amendment No. 52 to its Registration Statement on Form N-1A filed on January 5, 2023.
(3)	Incorporated by reference to the Registrant’s Post-Effective Amendment No. 21 to its Registration Statement on Form N-1A filed on July 29, 2011.
(4)	Incorporated by reference to the Registrant’s Post-Effective Amendment No. 48 to its Registration Statement on Form N-1A filed on March 15, 2021.
(5)	Incorporated by reference to the Registrant’s Post-Effective Amendment No. 49 to its Registration Statement on Form N-1A filed on July 30, 2021.
(6)	Incorporated by reference to the Registrant’s Post-Effective Amendment No. 51 to its Registration Statement on Form N-1A filed on July 29, 2022.

Item 17.	Undertakings

(1)       The undersigned Registrant agrees that, prior to any public reoffering of the securities registered through the use of a prospectus which is part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)       The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)       The undersigned Registrant agrees to file, by post-effective amendment, an opinion of counsel supporting the tax consequences of the Reorganization within a reasonably prompt time after receipt of such opinion.

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement on Form N-14 has been signed on behalf of the Registrant, in the City of Omaha, State of Nebraska, on the 11th day of January, 2023.

THE WEITZ FUNDS

By: /s/ Wallace R. Weitz

Wallace R. Weitz, President

As required by the Securities Act of 1933, this Registration Statement on Form N-14 has been signed by the following persons in the capacities indicated on the 11th day of January, 2023.

Signature	Title
/s/ Wallace R. Weitz Wallace R. Weitz	President and Trustee (Principal Executive Officer)
/s/ James J. Boyne James J. Boyne	Treasurer and Chief Financial Officer (Principal Financial Officer)
/s/ Lorraine Chang* Lorraine Chang	Trustee
/s/ Steven M. Hill* Steven M. Hill	Trustee
/s/ Alison L. Maloy* Alison L. Maloy	Trustee
/s/ Elizabeth L. Sylvester* Elizabeth L. Sylvester	Trustee
/s/ Dana E. Washington* Dana E. Washington	Trustee
/s/ Justin B. Wender* Justin B. Wender	Trustee
/s/ Andrew S. Weitz* Andrew S. Weitz	Trustee
/s/ Wallace R. Weitz Wallace R. Weitz Attorney-in-fact

*Pursuant to Power of Attorney filed herewith.

Exhibit List

Exhibit No. Description of Exhibit

11	Opinion and Consent of Dechert LLP regarding legality of issuance of shares and other matters
12	Form of Opinion and Consent of Dechert LLP regarding tax matters
14(a)	Consent of Ernst & Young LLP
16	Powers of Attorney